                                                                    EXHIBIT 99.2

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - x
                                      :
In re:                                :    Chapter 11
                                      :
POLAROID CORPORATION,                 :    Case No. 01-10864 (PJW)
     et al.,                          :
                                      :    Jointly Administered
                Debtors.              :
                                      :
- - - - - - - - - - - - - - - - - - - x

                  NOTICE OF FILING OF MONTHLY OPERATING REPORTS
              FOR PERIOD OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001

          PLEASE TAKE NOTICE that on February 26, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United States Bankruptcy Court for the District of Delaware the Monthly Operating Reports of Polaroid Corporation, et al., for the period October 12, 2001 through December 31, 2001, attached hereto as Exhibit A (the "Monthly Operating Reports").

          PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        February 26, 2002

                                   David S. Kurtz
                                   Eric W. Kaup
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                       & FLOM (ILLINOIS)
                                   333 West Wacker Drive
                                   Chicago, Illinois 60606
                                   (312) 407-0700

                                          - and -

                                   ---------------------------------------
                                   Greg M. Galardi (I.D. No. 2991)
                                   Mark L. Desgrosseilliers (I.D. No. 4083)
                                   SKADDEN, ARPS, SLATE, MEAGHER
                                       & FLOM LLP
                                   One Rodney Square
                                   P.O. Box 636
                                   Wilmington, Delaware 19899-0636
                                   (302) 651-3000

                                   Attorneys for Debtors and
                                         Debtors-in-Possession

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED DECEMBER 31, 2001

Debtors Names:                                         Case Number:
Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America                                 01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886

As Vice President and Controller of Polaroid Corporation, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

   Statement of Operations
   Balance Sheet
   Statement of Cash Flows
   Statement of Cash Receipts and Cash Disbursements
   Statement of Postpetition Taxes
along with the required information on the accounts receivable reconciliation and aging, and the debtor questionnaire and that this information has been prepared in accordance normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in December 2001.)

Polaroid Corporation under my direction and supervision prepared the attached monthly report. Polaroid Corporation verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Dated: February 22, 2002                  /S/ DONALD M. HALSTED III
                                          -------------------------
                                              Debtor in Possession

                                          Title: Vice President and Controller

                                          Phone Number: (781) 386-2000

                              POLAROID CORPORATION
                              DEBTOR QUESTIONNAIRE
                                  DECEMBER 2001

MUST BE COMPLETED EACH MONTH                                                                  YES              NO
1.   Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                            Yes

     In December 2001, with the approval of the Bankruptcy Court, Polaroid
     Corporation sold the assets of its government identification systems business. The proceeds from this sale after deducting certain costs and fees directly related to this sale, were used to repay a portion of the company's secured bank debt and to pay a breakup fee to Hampshire Equity
     Partners (see Exhibit B for a summary of the loss on this sale and the distribution of the cash proceeds). Other than the sale of these assets, no other assets have been sold or transferred outside the normal course of business.

2.   Have any funds been disbursed from any account other than a debtor in                                     No
     possession account this reporting period? If yes, provide an explanation below.

3.   Have all postpetition tax returns been timely filed?  If no, provide an                  Yes
     explanation below.

4.   Are workers compensation, general liability and other necessary insurance                Yes
     coverages in effect?  If no, provide an explanation below.

                              POLAROID CORPORATION                     EXHIBIT A
                        PROFESSIONAL FEE PAYMENT SUMMARY

                               VENDOR                          NOVEMBER         DECEMBER
                               ------                          --------         --------
Skadden, Arps, Slate, Meagher & Flom (Illinois)
Zolfo Cooper, LLC
Arthur Andersen LLP
Evan Flaschen
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.
Donlin, Recano & Company, Inc.                                  $19,500
Akin, Gump, Strauss, Hauer & Feld, L.L.P.
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
Groom Law Group

    Total                                                       $19,500              $0

                                                                       EXHIBIT B

          GOVERNMENT IDENTIFICATION SYSTEMS BUSINESS ASSET SALE SUMMARY
                                  DECEMBER 2001

LOSS ON SALE:

Cash Proceeds from Sale                                                $58,150,000

Deductions:
Breakup fee paid to Hampshire Equity Partners                              960,000
Legal fees, professional fees and other costs
   directly related to sale:
     Investment banker fees and expenses                                 1,022,941
     Legal fees                                                            778,950
     Audit and due dilligence fees                                         363,160
     Employee severance and accrued vacation costs                         706,688
     Estimated Transition Service Agreement costs                          342,438
     Other sale-related costs                                              440,119

Book value of assets sold:
     Accounts receivable                                                13,642,565
     Inventory                                                           8,157,991
     Net Fixed Assets                                                   60,508,788

Book value of net asset write-offs related to sale:
     Goodwill                                                            5,341,410
     Prepaids and other                                                  1,474,937
                                                                       -----------

subtotal deductions                                                     93,739,987

Net Loss on Sale                                                       $35,589,987
                                                                       ===========

SALE PROCEEDS DISTRIBUTION:

U.S. bank loan repayment                                               $53,305,912
U.K. bank loan repayment                                                   772,920
Breakup fee to Hampshire Equity Partners                                   960,000
To escrow account at Skadden, Arps, Slate, Meagher & Flom                  280,000
To Polaroid Corporation to pay legal fees, professional fees
   and other costs related to sale                                       2,831,168
                                                                       -----------

Total Sale Proceeds Distribution                                       $58,150,000
                                                                       ===========

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                     POLAROID     POLAROID LATIN   POLAROID ASIA   INNER CITY,    POLAROID
                                                   CORPORATION     AMERICA CORP.    PACIFIC LTD.       INC.     EYEWEAR, INC.
                                                  ----------------------------------------------------------------------------
Sales: 3rd party                                    152,808,825       3,774,316               -           (54)              -
Intercompany-US to Foreign                           47,498,380               -               -             -               -
Intercompany-Domestic Subs                               52,779               -               -             -               -
Intercompany-Foreign to US                                    -             950               -             -               -
Intercompany-Foreign Subs                                     -         987,349               -             -               -
Intercompany Royalty                                (10,999,901)              -               -             -               -
                                                  ----------------------------------------------------------------------------
   TOTAL NET SALES                                  189,360,083       4,762,615               -           (54)              -

COS: 3rd party                                      156,188,417       3,655,294          30,573           (54)        461,361
     Intercompany                                    32,705,592       1,251,922               -             -               -
     Intercompany Royalty                                     -               -               -             -               -
                                                  ----------------------------------------------------------------------------
   TOTAL COS                                        188,894,009       4,907,216          30,573           (54)        461,361

GROSS MARGIN                                            466,074        (144,601)        (30,573)            -        (461,361)

Operating Expenses:
     Marketing                                       50,994,863       1,511,884               -             -         140,001
     General & Administrative                        14,196,590               -               -         4,736               -
     Research & Engineering                          10,478,623               -               -             -               -
     Restructuring                                            -               -               -             -               -
     Severance                                        1,826,900               -               -             -               -
     Profit Sharing                                    (827,234)              -               -             -               -
                                                  ----------------------------------------------------------------------------
   TOTAL EXPENSES                                    76,669,742       1,511,884               -         4,736         140,001

                                                  ----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (76,203,668)     (1,656,485)        (30,573)       (4,736)       (601,362)

Other Income:
     Interest Income - 3rd party                              1              90               -             -               -
     Interest Income - Intercompany                      78,798               -               -             -               -
     Other Income - 3rd party                       (36,881,637)         50,250               -             -               -
     Other Income - Intercompany                     (1,037,488)              -               -             -               -
     Interest Expense - 3rd party                      (829,177)         20,767               -             -               -
     Interest Expense - Intercompany                          -               -               -             -               -
                                                  ----------------------------------------------------------------------------
   NET OTHER INCOME                                 (37,011,149)         29,573               -             -               -

EXCHANGE GAIN/(LOSS)                                  1,397,180         (25,302)              -             -               -
                                                  ----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE      (111,817,637)     (1,652,214)        (30,573)       (4,736)       (601,362)

NET REORGANIZATION EXPENSE                            5,393,536          (1,486)              -             -               -

INCOME TAX EXPENSE / (BENEFIT)                       (4,901,863)         83,178               -             -               -

                                                  ----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                              (112,309,309)     (1,733,906)        (30,573)       (4,736)       (601,362)
                                                  ============================================================================

                                                    POLAROID DIGITAL      POLAROID ID
                                                    SOLUTIONS, INC.      SYSTEMS, INC.
                                                  -------------------------------------
Sales: 3rd party                                           1,238,369         9,665,183
Intercompany-US to Foreign                                         -            35,880
Intercompany-Domestic Subs                                         -                 -
Intercompany-Foreign to US                                         -                 -
Intercompany-Foreign Subs                                          -                 -
Intercompany Royalty                                               -                 -
                                                  -------------------------------------
   TOTAL NET SALES                                         1,238,369         9,701,063

COS: 3rd party                                                67,568         6,770,045
     Intercompany                                                  -            28,607
     Intercompany Royalty                                          -                 -
                                                  -------------------------------------
   TOTAL COS                                                  67,568         6,798,652

GROSS MARGIN                                               1,170,801         2,902,411

Operating Expenses:
     Marketing                                             1,171,981           175,333
     General & Administrative                                      -                 -
     Research & Engineering                                        -            65,491
     Restructuring                                                 -                 -
     Severance                                                     -                 -
     Profit Sharing                                                -                 -
                                                  -------------------------------------
   TOTAL EXPENSES                                          1,171,981           240,824

                                                  -------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               (1,180)        2,661,587

Other Income:
     Interest Income - 3rd party                                   -                 -
     Interest Income - Intercompany                                -                 -
     Other Income - 3rd party                                      -          (190,157)
     Other Income - Intercompany                                   -           (16,781)
     Interest Expense - 3rd party                                  -            14,469
     Interest Expense - Intercompany                               -                 -
                                                  -------------------------------------
   NET OTHER INCOME                                                -          (221,407)

EXCHANGE GAIN/(LOSS)                                               -                 -
                                                  -------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                 (1,180)        2,440,180

NET REORGANIZATION EXPENSE                                    (1,025)                -

INCOME TAX EXPENSE / (BENEFIT)                                     -           106,229

                                                  -------------------------------------
NET EARNINGS / (LOSS)                                           (155)        2,333,951
                                                  =====================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                                                         PRD         PRD
                                                      POLAROID         SUB DEBT      INVESTMENT,   CAPITAL,   POLAROID MEMORIAL
                                                   MALAYSIA, LTD.   PARTNERS CORP.       INC.        INC.          DRIVE LLC
                                                  -----------------------------------------------------------------------------
Sales: 3rd party                                          422,894             -             -          -                   -
Intercompany-US to Foreign                                      -             -             -          -                   -
Intercompany-Domestic Subs                                      -             -             -          -                   -
Intercompany-Foreign to US                                      -             -             -          -                   -
Intercompany-Foreign Subs                                       -             -             -          -                   -
Intercompany Royalty                                            -             -             -          -                   -
                                                  -----------------------------------------------------------------------------
   TOTAL NET SALES                                        422,894             -             -          -                   -

COS: 3rd party                                            260,312             -             -          -                   -
     Intercompany                                               -             -             -          -                   -
     Intercompany Royalty                                       -             -             -          -                   -
                                                  -----------------------------------------------------------------------------
   TOTAL COS                                              260,312             -             -          -                   -

GROSS MARGIN                                              162,582             -             -          -                   -

Operating Expenses:
     Marketing                                             43,758             -             -          -                   -
     General & Administrative                                   -             -             -          -                   -
     Research & Engineering                                     -             -             -          -                   -
     Restructuring                                              -             -             -          -                   -
     Severance                                                  -             -             -          -                   -
     Profit Sharing                                             -             -             -          -                   -
                                                  -----------------------------------------------------------------------------
   TOTAL EXPENSES                                          43,758             -             -          -                   -

                                                  -----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                           118,824             -             -          -                   -

Other Income:
     Interest Income - 3rd party                                -             -             -          -                   -
     Interest Income - Intercompany                        32,191             -             -          -                   -
     Other Income - 3rd party                                   -             -             -          -                   -
     Other Income - Intercompany                                -             -             -          -                   -
     Interest Expense - 3rd party                              77             -             -          -                   -
     Interest Expense - Intercompany                            -             -             -          -                   -
                                                  -----------------------------------------------------------------------------
   NET OTHER INCOME                                        32,114             -             -          -                   -

EXCHANGE GAIN/(LOSS)                                       16,707             -             -          -                   -
                                                  -----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             167,645             -             -          -                   -

NET REORGANIZATION EXPENSE                                      -             -             -          -                   -

INCOME TAX EXPENSE / (BENEFIT)                             48,704             -             -          -                   -

                                                  -----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                     118,941             -             -          -                   -
                                                  =============================================================================

                                                      POLAROID
                                                   PARTNERS, INC.    POLINT, INC.
                                                  -------------------------------
Sales: 3rd party                                              -               -
Intercompany-US to Foreign                                    -               -
Intercompany-Domestic Subs                                    -               -
Intercompany-Foreign to US                                    -               -
Intercompany-Foreign Subs                                     -               -
Intercompany Royalty                                          -               -
                                                  -------------------------------
   TOTAL NET SALES                                            -               -

COS: 3rd party                                                -               -
     Intercompany                                             -               -
     Intercompany Royalty                                     -               -
                                                  -------------------------------
   TOTAL COS                                                  -               -

GROSS MARGIN                                                  -               -

Operating Expenses:
     Marketing                                                -               -
     General & Administrative                                 -               -
     Research & Engineering                                   -               -
     Restructuring                                            -               -
     Severance                                                -               -
     Profit Sharing                                           -               -
                                                  -------------------------------
   TOTAL EXPENSES                                             -               -

                                                  -------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               -               -

Other Income:
     Interest Income - 3rd party                              -               -
     Interest Income - Intercompany                           -               -
     Other Income - 3rd party                                 -               -
     Other Income - Intercompany                              -               -
     Interest Expense - 3rd party                             -               -
     Interest Expense - Intercompany                          -               -
                                                  -------------------------------
   NET OTHER INCOME                                           -               -

EXCHANGE GAIN/(LOSS)                                          -               -
                                                  -------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                 -               -

NET REORGANIZATION EXPENSE                                    -               -

INCOME TAX EXPENSE / (BENEFIT)                                -               -

                                                  -------------------------------
NET EARNINGS / (LOSS)                                         -               -
                                                  ===============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                       POLAROD ASIA
                                                          PACIFIC                    INTERNATIONAL    MAG MEDIA,   POLAROID EYEWEAR
                                                   INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.    LIMITED       FAR EAST INC.
                                                  ----------------------------------------------------------------------------------
Sales: 3rd party                                                   -           -                -            -                 -
Intercompany-US to Foreign                                         -           -                -            -                 -
Intercompany-Domestic Subs                                         -           -                -            -                 -
Intercompany-Foreign to US                                         -           -                -            -                 -
Intercompany-Foreign Subs                                          -           -                -            -                 -
Intercompany Royalty                                               -           -                -            -                 -
                                                  ----------------------------------------------------------------------------------
   TOTAL NET SALES                                                 -           -                -            -                 -

COS: 3rd party                                                     -           -                -            -                 -
     Intercompany                                                  -           -                -            -                 -
     Intercompany Royalty                                          -           -                -            -                 -
                                                  ----------------------------------------------------------------------------------
   TOTAL COS                                                       -           -                -            -                 -

GROSS MARGIN                                                       -           -                -            -                 -

Operating Expenses:
     Marketing                                                     -           -                -            -                 -
     General & Administrative                                      -           -                -            -                 -
     Research & Engineering                                        -           -                -            -                 -
     Restructuring                                                 -           -                -            -                 -
     Severance                                                     -           -                -            -                 -
     Profit Sharing                                                -           -                -            -                 -
                                                  ----------------------------------------------------------------------------------
   TOTAL EXPENSES                                                  -           -                -            -                 -

                                                  ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                    -           -                -            -                 -

Other Income:
     Interest Income - 3rd party                                   -           -                -            -                 -
     Interest Income - Intercompany                                -           -                -            -                 -
     Other Income - 3rd party                                      -           -                -            -                 -
     Other Income - Intercompany                                   -           -                -            -                 -
     Interest Expense - 3rd party                                  -           -                -            -                 -
     Interest Expense - Intercompany                               -           -                -            -                 -
                                                  ----------------------------------------------------------------------------------
   NET OTHER INCOME                                                -           -                -            -                 -

EXCHANGE GAIN/(LOSS)                                               -           -                -            -                 -
                                                  ----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                      -           -                -            -                 -

NET REORGANIZATION EXPENSE                                         -           -                -            -                 -

INCOME TAX EXPENSE / (BENEFIT)                                     -           -                -            -                 -

                                                  ----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                              -           -                -            -                 -
                                                  ==================================================================================

                                                                     POLAROID
                                                   POLAROID DRY       ONLINE
                                                    IMAGING LLC   SERVICES, INC.
                                                  ------------------------------
Sales: 3rd party                                            -                -
Intercompany-US to Foreign                                  -                -
Intercompany-Domestic Subs                                  -                -
Intercompany-Foreign to US                                  -                -
Intercompany-Foreign Subs                                   -                -
Intercompany Royalty                                        -                -
                                                  ------------------------------
   TOTAL NET SALES                                          -                -

COS: 3rd party                                              -                -
     Intercompany                                           -                -
     Intercompany Royalty                                   -                -
                                                  ------------------------------
   TOTAL COS                                                -                -

GROSS MARGIN                                                -                -

Operating Expenses:
     Marketing                                              -                -
     General & Administrative                               -                -
     Research & Engineering                                 -                -
     Restructuring                                          -                -
     Severance                                              -                -
     Profit Sharing                                         -                -
                                                  ------------------------------
   TOTAL EXPENSES                                           -                -

                                                  ------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             -                -

Other Income:
     Interest Income - 3rd party                            -                -
     Interest Income - Intercompany                         -                -
     Other Income - 3rd party                               -                -
     Other Income - Intercompany                            -                -
     Interest Expense - 3rd party                           -                -
     Interest Expense - Intercompany                        -                -
                                                  ------------------------------
   NET OTHER INCOME                                         -                -

EXCHANGE GAIN/(LOSS)                                        -                -
                                                  ------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               -                -

NET REORGANIZATION EXPENSE                                  -                -

INCOME TAX EXPENSE / (BENEFIT)                              -                -

                                                  ------------------------------
NET EARNINGS / (LOSS)                                       -                -
                                                  ==============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                     SUBTOTAL      US ADJUSTMENTS     ELIMINATIONS         TOTAL
                                                  -------------------------------------------------------------------
Sales: 3rd party                                    167,909,533                 -                -       167,909,533
Intercompany-US to Foreign                           47,534,260                 -         (599,600)       46,934,660
Intercompany-Domestic Subs                               52,779                 -          (52,779)                0
Intercompany-Foreign to US                                  950                 -             (950)                -
Intercompany-Foreign Subs                               987,349                 -                -           987,349
Intercompany Royalty                                (10,999,901)                -                -       (10,999,901)
                                                  -------------------------------------------------------------------
   TOTAL NET SALES                                  205,484,970                 -         (653,329)      204,831,641

COS: 3rd party                                      167,433,516           507,983                -       167,941,499
     Intercompany                                    33,986,121                 -         (933,267)       33,052,854
     Intercompany Royalty                                     -                 -                -                 -
                                                  -------------------------------------------------------------------
   TOTAL COS                                        201,419,637           507,983         (933,267)      200,994,353

GROSS MARGIN                                          4,065,333          (507,983)         279,938         3,837,288

Operating Expenses:
     Marketing                                       54,037,820            11,970                -        54,049,790
     General & Administrative                        14,201,326                 -                -        14,201,326
     Research & Engineering                          10,544,114                 -                -        10,544,114
     Restructuring                                            -                 -                -                 -
     Severance                                        1,826,900                 -           46,000         1,872,900
     Profit Sharing                                    (827,234)                -                -          (827,234)
                                                  -------------------------------------------------------------------
   TOTAL EXPENSES                                    79,782,926            11,970           46,000        79,840,896

                                                  -------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                     (75,717,593)         (519,953)         233,938       (76,003,608)

Other Income:
     Interest Income - 3rd party                             91                 -                -                91
     Interest Income - Intercompany                     110,989                 -                -           110,989
     Other Income - 3rd party                       (37,021,544)                -                -       (37,021,544)
     Other Income - Intercompany                     (1,054,269)                -                -        (1,054,269)
     Interest Expense - 3rd party                      (793,864)                -                -          (793,864)
     Interest Expense - Intercompany                          -                 -                -                 -
                                                  -------------------------------------------------------------------
   NET OTHER INCOME                                 (37,170,869)                -                -       (37,170,869)

EXCHANGE GAIN/(LOSS)                                  1,388,585                 -                -         1,388,585
                                                  -------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE      (111,499,877)         (519,953)         233,938      (111,785,892)

NET REORGANIZATION EXPENSE                            5,391,025                 -                -         5,391,025

INCOME TAX EXPENSE / (BENEFIT)                       (4,663,752)       (1,067,686)        (293,245)       (6,024,683)

                                                  -------------------------------------------------------------------
NET EARNINGS / (LOSS)                              (112,227,149)          547,733          527,183      (111,152,233)
                                                  ===================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 3, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                     POLAROID     POLAROID LATIN   POLAROID ASIA    INNER CITY,      POLAROID
                                                    CORPORATION    AMERICA CORP.    PACIFIC LTD.        INC.       EYEWEAR, INC.
                                                  -------------------------------------------------------------------------------
Sales: 3rd party                                    70,305,502         2,087,477              -            (54)                -
Intercompany-US to Foreign                          15,698,606                 -              -              -                 -
Intercompany-Domestic Subs                                   -                 -              -              -                 -
Intercompany-Foreign to US                                   -                 -              -              -                 -
Intercompany-Foreign Subs                                    -            81,191              -              -                 -
Intercompany Royalty                               (11,056,515)                -              -              -                 -
                                                  -------------------------------------------------------------------------------
   TOTAL NET SALES                                  74,947,593         2,168,668              -            (54)                -

COS: 3rd party                                      73,470,716         2,157,827        (29,573)           (54)          461,361
     Intercompany                                   10,483,310           326,918              -              -                 -
     Intercompany Royalty                                    -                 -              -              -                 -
                                                  -------------------------------------------------------------------------------
   TOTAL COS                                        83,954,026         2,484,745        (29,573)           (54)          461,361

GROSS MARGIN                                        (9,006,433)         (316,077)        29,573              -          (461,361)

Operating Expenses:
     Marketing                                      27,114,542           655,540             (1)             -           100,001
     General & Administrative                        6,117,252                 -              -          4,736                 -
     Research & Engineering                          5,849,705                 -              -              -                 -
     Restructuring                                           -                 -              -              -                 -
     Severance                                       1,826,900                 -              -              -                 -
     Profit Sharing                                 (3,224,681)                -              -              -                 -
                                                  -------------------------------------------------------------------------------
   TOTAL EXPENSES                                   37,683,718           655,540             (1)         4,736           100,001

                                                  -------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                    (46,690,151)         (971,617)        29,574         (4,736)         (561,362)

Other Income:
     Interest Income - 3rd party                             0                90              -              -                 -
     Interest Income - Intercompany                     39,274                 -              -              -                 -
     Other Income - 3rd party                      (36,867,065)           39,688              -              -                 -
     Other Income - Intercompany                    (1,037,488)                -              -              -                 -
     Interest Expense - 3rd party                   (2,873,619)          (21,351)             -              -                 -
     Interest Expense - Intercompany                         -                 -              -              -                 -
                                                  -------------------------------------------------------------------------------
   NET OTHER INCOME                                (34,991,660)           61,129              -              -                 -

EXCHANGE GAIN/(LOSS)                                 1,777,166             4,625              -              -                 -
                                                  -------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE      (79,904,644)         (905,863)        29,574         (4,736)         (561,362)

NET REORGANIZATION EXPENSE                           5,529,340              (563)             -              -                 -

INCOME TAX EXPENSE / (BENEFIT)                      (4,908,109)           83,178              -              -                 -

                                                  -------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                              (80,525,876)         (988,478)        29,574         (4,736)         (561,362)
                                                  ===============================================================================

                                                   POLAROID DIGITAL
                                                    SOLUTIONS, INC.
                                                  -----------------
Sales: 3rd party                                           433,908
Intercompany-US to Foreign                                       -
Intercompany-Domestic Subs                                       -
Intercompany-Foreign to US                                       -
Intercompany-Foreign Subs                                        -
Intercompany Royalty                                             -
                                                  -----------------
   TOTAL NET SALES                                         433,908

COS: 3rd party                                              34,964
     Intercompany                                                -
     Intercompany Royalty                                        -
                                                  -----------------
   TOTAL COS                                                34,964

GROSS MARGIN                                               398,944

Operating Expenses:
     Marketing                                             583,728
     General & Administrative                                    -
     Research & Engineering                                      -
     Restructuring                                               -
     Severance                                                   -
     Profit Sharing                                              -
                                                  -----------------
   TOTAL EXPENSES                                          583,728

                                                  -----------------
PROFIT / (LOSS) FROM OPERATIONS                           (184,784)

Other Income:
     Interest Income - 3rd party                                 -
     Interest Income - Intercompany                              -
     Other Income - 3rd party                                    -
     Other Income - Intercompany                                 -
     Interest Expense - 3rd party                                -
     Interest Expense - Intercompany                             -
                                                  -----------------
   NET OTHER INCOME                                              -

EXCHANGE GAIN/(LOSS)                                             -
                                                  -----------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE             (184,784)

NET REORGANIZATION EXPENSE                                    (357)

INCOME TAX EXPENSE / (BENEFIT)                                   -

                                                  -----------------
NET EARNINGS / (LOSS)                                     (184,427)
                                                  =================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 3, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                                                                           PRD
                                                    POLAROID ID        POLAROID          SUB DEBT      INVESTMENT,         PRD
                                                   SYSTEMS, INC.    MALAYSIA, LTD.    PARTNERS CORP.       INC.       CAPITAL, INC.
                                                  ----------------------------------------------------------------------------------
Sales: 3rd party                                       2,547,177           262,583               -             -               -
Intercompany-US to Foreign                                15,618                 -               -             -               -
Intercompany-Domestic Subs                                     -                 -               -             -               -
Intercompany-Foreign to US                                     -                 -               -             -               -
Intercompany-Foreign Subs                                      -                 -               -             -               -
Intercompany Royalty                                           -                 -               -             -               -
                                                  ----------------------------------------------------------------------------------
   TOTAL NET SALES                                     2,562,795           262,583               -             -               -

COS: 3rd party                                         2,704,531           160,479               -             -               -
     Intercompany                                         12,303                 -               -             -               -
     Intercompany Royalty                                      -                 -               -             -               -
                                                  ----------------------------------------------------------------------------------
   TOTAL COS                                           2,716,834           160,479               -             -               -

GROSS MARGIN                                            (154,039)          102,104               -             -               -

Operating Expenses:
     Marketing                                           (36,379)           17,014               -             -               -
     General & Administrative                                  -                 -               -             -               -
     Research & Engineering                               17,633                 -               -             -               -
     Restructuring                                             -                 -               -             -               -
     Severance                                                 -                 -               -             -               -
     Profit Sharing                                            -                 -               -             -               -
                                                  ----------------------------------------------------------------------------------
   TOTAL EXPENSES                                        (18,746)           17,014               -             -               -

                                                  ----------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                         (135,293)           85,090               -             -               -

Other Income:
     Interest Income - 3rd party                               -                 -               -             -               -
     Interest Income - Intercompany                            -            21,173               -             -               -
     Other Income - 3rd party                           (190,146)                -               -             -               -
     Other Income - Intercompany                         (16,781)                -               -             -               -
     Interest Expense - 3rd party                          4,320                48               -             -               -
     Interest Expense - Intercompany                           -                 -               -             -               -
                                                  ----------------------------------------------------------------------------------
   NET OTHER INCOME                                     (211,247)           21,125               -             -               -

EXCHANGE GAIN/(LOSS)                                           -             4,615               -             -               -
                                                  ----------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE           (346,540)          110,830               -             -               -

NET REORGANIZATION EXPENSE                                     -                 -               -             -               -

INCOME TAX EXPENSE / (BENEFIT)                            97,800            31,599               -             -               -

                                                  ----------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                   (444,340)           79,231               -             -               -
                                                  ==================================================================================

                                                   POLAROID MEMORIAL      POLAROID
                                                        DRIVE LLC      PARTNERS, INC.
                                                  -----------------------------------
Sales:  3rd party                                                -                -
Intercompany-US to Foreign                                       -                -
Intercompany-Domestic Subs                                       -                -
Intercompany-Foreign to US                                       -                -
Intercompany-Foreign Subs                                        -                -
Intercompany Royalty                                             -                -
                                                  -----------------------------------
   TOTAL NET SALES                                               -                -

COS:  3rd party                                                  -                -
     Intercompany                                                -                -
     Intercompany Royalty                                        -                -
                                                  -----------------------------------
   TOTAL COS                                                     -                -

GROSS MARGIN                                                     -                -

Operating Expenses:
     Marketing                                                   -                -
     General & Administrative                                    -                -
     Research & Engineering                                      -                -
     Restructuring                                               -                -
     Severance                                                   -                -
     Profit Sharing                                              -                -
                                                  -----------------------------------
   TOTAL EXPENSES                                                -                -

                                                  -----------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                  -                -

Other Income:
     Interest Income - 3rd party                                 -                -
     Interest Income - Intercompany                              -                -
     Other Income - 3rd party                                    -                -
     Other Income - Intercompany                                 -                -
     Interest Expense - 3rd party                                -                -
     Interest Expense - Intercompany                             -                -
                                                  -----------------------------------
   NET OTHER INCOME                                              -                -

EXCHANGE GAIN/(LOSS)                                             -                -
                                                  -----------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                    -                -

NET REORGANIZATION EXPENSE                                       -                -

INCOME TAX EXPENSE / (BENEFIT)                                   -                -

                                                  -----------------------------------
NET EARNINGS / (LOSS)                                            -                -
                                                  ===================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 3, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                                      POLAROD ASIA
                                                                        PACIFIC                      INTERNATIONAL   MAG MEDIA,
                                                   POLINT, INC.   INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.    LIMITED
                                                  -----------------------------------------------------------------------------
Sales: 3rd party                                            -                     -           -                -            -
Intercompany-US to Foreign                                  -                     -           -                -            -
Intercompany-Domestic Subs                                  -                     -           -                -            -
Intercompany-Foreign to US                                  -                     -           -                -            -
Intercompany-Foreign Subs                                   -                     -           -                -            -
Intercompany Royalty                                        -                     -           -                -            -
                                                  -----------------------------------------------------------------------------
   TOTAL NET SALES                                          -                     -           -                -            -

COS: 3rd party                                              -                     -           -                -            -
     Intercompany                                           -                     -           -                -            -
     Intercompany Royalty                                   -                     -           -                -            -
                                                  -----------------------------------------------------------------------------
   TOTAL COS                                                -                     -           -                -            -

GROSS MARGIN                                                -                     -           -                -            -

Operating Expenses:
     Marketing                                              -                     -           -                -            -
     General & Administrative                               -                     -           -                -            -
     Research & Engineering                                 -                     -           -                -            -
     Restructuring                                          -                     -           -                -            -
     Severance                                              -                     -           -                -            -
     Profit Sharing                                         -                     -           -                -            -
                                                  -----------------------------------------------------------------------------
   TOTAL EXPENSES                                           -                     -           -                -            -

                                                  -----------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                             -                     -           -                -            -

Other Income:
     Interest Income - 3rd party                            -                     -           -                -            -
     Interest Income - Intercompany                         -                     -           -                -            -
     Other Income - 3rd party                               -                     -           -                -            -
     Other Income - Intercompany                            -                     -           -                -            -
     Interest Expense - 3rd party                           -                     -           -                -            -
     Interest Expense - Intercompany                        -                     -           -                -            -
                                                  -----------------------------------------------------------------------------
    NET OTHER INCOME                                        -                     -           -                -            -

EXCHANGE GAIN/(LOSS)                                        -                     -           -                -            -
                                                  -----------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE               -                     -           -                -            -

NET REORGANIZATION EXPENSE                                  -                     -           -                -            -

INCOME TAX EXPENSE / (BENEFIT)                              -                     -           -                -            -

                                                  -----------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                       -                     -           -                -            -
                                                  =============================================================================

                                                   POLAROID EYEWEAR   POLAROID DRY
                                                     FAR EAST INC.     IMAGING LLC
                                                  ---------------------------------
Sales: 3rd party                                                -              -
Intercompany-US to Foreign                                      -              -
Intercompany-Domestic Subs                                      -              -
Intercompany-Foreign to US                                      -              -
Intercompany-Foreign Subs                                       -              -
Intercompany Royalty                                            -              -
                                                  ---------------------------------
   TOTAL NET SALES                                              -              -

COS: 3rd party                                                  -              -
     Intercompany                                               -              -
     Intercompany Royalty                                       -              -
                                                  ---------------------------------
   TOTAL COS                                                    -              -

GROSS MARGIN                                                    -              -

Operating Expenses:
     Marketing                                                  -              -
     General & Administrative                                   -              -
     Research & Engineering                                     -              -
     Restructuring                                              -              -
     Severance                                                  -              -
     Profit Sharing                                             -              -
                                                  ---------------------------------
   TOTAL EXPENSES                                               -              -

                                                  ---------------------------------
PROFIT / (LOSS) FROM OPERATIONS                                 -              -

Other Income:
     Interest Income - 3rd party                                -              -
     Interest Income - Intercompany                             -              -
     Other Income - 3rd party                                   -              -
     Other Income - Intercompany                                -              -
     Interest Expense - 3rd party                               -              -
     Interest Expense - Intercompany                            -              -
                                                  ---------------------------------
    NET OTHER INCOME                                            -              -

EXCHANGE GAIN/(LOSS)                                            -              -
                                                  ---------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                   -              -

NET REORGANIZATION EXPENSE                                      -              -

INCOME TAX EXPENSE / (BENEFIT)                                  -              -

                                                  ---------------------------------
NET EARNINGS / (LOSS)                                           -              -
                                                  =================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 3, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $'S)

                                                     POLAROID
                                                      ONLINE
                                                   SERVICES, INC.     SUBTOTAL     US ADJUSTMENTS  ELIMINATIONS         TOTAL
                                                  -------------------------------------------------------------------------------
Sales: 3rd party                                              -      75,636,593               -               -        75,636,593
Intercompany-US to Foreign                                    -      15,714,224               -        (643,344)       15,070,880
Intercompany-Domestic Subs                                    -               -               -               -                 -
Intercompany-Foreign to US                                    -               -               -               -                 -
Intercompany-Foreign Subs                                     -          81,191               -               -            81,191
Intercompany Royalty                                          -     (11,056,515)              -               -       (11,056,515)
                                                  --------------------------------------------------------------------------------
   TOTAL NET SALES                                            -      80,375,493               -        (643,344)       79,732,149

COS: 3rd party                                                -      78,960,251               -               -        78,960,251
     Intercompany                                             -      10,822,531               -        (968,510)        9,854,021
     Intercompany Royalty                                     -               -               -               -                 -
                                                  --------------------------------------------------------------------------------
   TOTAL COS                                                  -      89,782,782               -        (968,510)       88,814,272

GROSS MARGIN                                                  -      (9,407,289)              -         325,166        (9,082,123)

Operating Expenses:
     Marketing                                                -      28,434,445               -               -        28,434,445
     General & Administrative                                 -       6,121,988               -               -         6,121,988
     Research & Engineering                                   -       5,867,338               -               -         5,867,338
     Restructuring                                            -               -               -               -                 -
     Severance                                                -       1,826,900               -          46,000         1,872,900
     Profit Sharing                                           -      (3,224,681)              -               -        (3,224,681)
                                                  --------------------------------------------------------------------------------
   TOTAL EXPENSES                                             -      39,025,990               -          46,000        39,071,990

                                                  --------------------------------------------------------------------------------
PROFIT / (LOSS) FROM OPERATIONS                               -     (48,433,279)              -         279,166       (48,154,113)

Other Income:
     Interest Income - 3rd party                              -              90               -               -                90
     Interest Income - Intercompany                           -          60,447               -               -            60,447
     Other Income - 3rd party                                 -     (37,017,523)              -               -       (37,017,523)
     Other Income - Intercompany                              -      (1,054,269)              -               -        (1,054,269)
     Interest Expense - 3rd party                             -      (2,890,602)              -               -        (2,890,602)
     Interest Expense - Intercompany                          -               -               -               -                 -
                                                  --------------------------------------------------------------------------------
   NET OTHER INCOME                                           -     (35,120,653)              -               -       (35,120,653)

EXCHANGE GAIN/(LOSS)                                          -       1,786,406               -               -         1,786,406
                                                  --------------------------------------------------------------------------------

PROFIT / (LOSS) BEFORE TAXES & REORG. EXPENSE                 -     (81,767,525)              -         279,166       (81,488,359)

NET REORGANIZATION EXPENSE                                    -       5,528,420               -               -         5,528,420

INCOME TAX EXPENSE / (BENEFIT)                                -      (4,695,532)              -        (293,245)       (4,988,777)

                                                  --------------------------------------------------------------------------------
NET EARNINGS / (LOSS)                                         -     (82,600,414)              -         572,411       (82,028,003)
                                                  ================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                       POLAROID    POLAROID LATIN   POLAROID ASIA                       POLAROID
                                                     CORPORATION    AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC.  EYEWEAR, INC.
                                                  ----------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                           112,092,422       1,144,350           15,308            10,031               -

NET RECEIVABLES - THIRD PARTY                        109,793,754       4,199,588                -            17,186               -
NET RECEIVABLES - INTERCOMPANY                        72,685,805      15,819,945        9,063,996                 -       2,513,501
NET INVENTORIES                                      137,937,948       2,334,148                -                 -               -
TOTAL PREPAID EXPENSES                                 1,428,704       1,128,825           36,250                 -               -

                                                  ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 433,938,634      24,626,856        9,115,554            27,217       2,513,501
                                                  ----------------------------------------------------------------------------------

NET FIXED ASSETS                                     264,419,902       1,962,450                -            49,746               -
TOTAL OTHER NON-CURRENT ASSETS                       134,301,812       1,939,429        3,195,000                 -       5,354,760

                                                  ----------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                             398,721,714       3,901,879        3,195,000            49,746       5,354,760

                                                  ----------------------------------------------------------------------------------
TOTAL ASSETS                                         832,660,348      28,528,735       12,310,554            76,963       7,868,261
                                                  ==================================================================================

LIABILITIES
POST-PETITION NOTES                                   24,634,749               -                -                 -               -
POST-PETITION PAYABLES - THIRD PARTY                  31,642,237        (899,111)               -                25               -
POST-PETITION PAYABLES - INTERCOMPANY                 48,505,718      (3,009,305)         123,372                 -               -
TOTAL POST-PETITION ACCRUALS                          38,605,509         534,838           34,000             2,677         499,000

                                                  ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES              143,388,212      (3,373,578)         157,372             2,702         499,000

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    -           8,639                -                 -               -

TOTAL PREPETITION  LIABILITIES                     1,256,906,646      27,067,656        1,340,560        12,767,409       8,397,006

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                  1,400,294,858      23,702,717        1,497,932        12,770,111       8,896,006

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)              (567,634,510)      4,826,018       10,812,622       (12,693,148)     (1,027,745)

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)               832,660,348      28,528,735       12,310,554            76,963       7,868,261
                                                  ==================================================================================

                                                                                                                            PRD
                                                   POLAROID DIGITAL    POLAROID ID       POLAROID         SUB DEBT      INVESTMENT,
                                                    SOLUTIONS, INC.   SYSTEMS, INC.   MALAYSIA, LTD.   PARTNERS CORP.       INC.
                                                  ----------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                   98,593      1,310,888           171,669                -             -

NET RECEIVABLES - THIRD PARTY                               332,629      1,504,052           283,019                -             -
NET RECEIVABLES - INTERCOMPANY                                    -     40,680,535         4,613,764          517,993        50,000
NET INVENTORIES                                               9,646        457,987                 -                -             -
TOTAL PREPAID EXPENSES                                            -              -            88,075            2,557             -

                                                  ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                        440,868     43,953,462         5,156,527          520,550        50,000
                                                  ----------------------------------------------------------------------------------

NET FIXED ASSETS                                            527,409             (2)            7,788                -             -
TOTAL OTHER NON-CURRENT ASSETS                                    -              -                 -                -       600,000

                                                  ----------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                    527,409             (2)            7,788                -       600,000

                                                  ----------------------------------------------------------------------------------
TOTAL ASSETS                                                968,277     43,953,460         5,164,315          520,550       650,000
                                                  ==================================================================================

LIABILITIES
POST-PETITION NOTES                                               -              -                 -                -             -
POST-PETITION PAYABLES - THIRD PARTY                        162,133        466,119             2,508                -             -
POST-PETITION PAYABLES - INTERCOMPANY                             -              -           277,563                -             -
TOTAL POST-PETITION ACCRUALS                                      -        195,163            55,941                -             -

                                                  ----------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                     162,133        661,282           336,012                -             -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                       -              -                 -                -             -

TOTAL PREPETITION  LIABILITIES                                    -      1,704,701           438,532              673           294

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES                                           162,133      2,365,983           774,544              673           294

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                      806,144     41,587,477         4,389,771          519,877       649,706

                                                  ----------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                      968,277     43,953,460         5,164,315          520,550       650,000
                                                  ==================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                       PRD         POLAROID MEMORIAL       POLAROID
                                                   CAPITAL, INC.        DRIVE LLC       PARTNERS, INC.   POLINT, INC.
                                                  --------------------------------------------------------------------
ASSETS

TOTAL CASH                                                     -                   -                 -              -

NET RECEIVABLES - THIRD PARTY                                  -                   -                 -              -
NET RECEIVABLES - INTERCOMPANY                            99,909              99,500                 -              -
NET INVENTORIES                                                -                   -                 -              -
TOTAL PREPAID EXPENSES                                         -                   -                 -              -

                                                  --------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      99,909              99,500                 -              -
                                                  --------------------------------------------------------------------

NET FIXED ASSETS                                               -                   -                 -              -
TOTAL OTHER NON-CURRENT ASSETS                        29,100,000                   -             1,000              -

                                                  --------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                              29,100,000                   -             1,000              -

                                                  --------------------------------------------------------------------
TOTAL ASSETS                                          29,199,909              99,500             1,000              -
                                                  ====================================================================

LIABILITIES
POST-PETITION NOTES                                            -                   -                 -              -
POST-PETITION PAYABLES - THIRD PARTY                           -                   -                 -              -
POST-PETITION PAYABLES - INTERCOMPANY                          -                   -                 -              -
TOTAL POST-PETITION ACCRUALS                                   -                   -                 -              -

                                                  --------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        -                   -                 -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                    -                   -                 -              -

TOTAL PREPETITION  LIABILITIES                               806                   -               950          1,957

                                                  --------------------------------------------------------------------
TOTAL LIABILITIES                                            806                   -               950          1,957

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                29,199,103              99,500                50         (1,957)

                                                  --------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                29,199,909              99,500             1,000              -
                                                  ====================================================================

                                                       POLAROD ASIA
                                                         PACIFIC                       INTERNATIONAL     MAG MEDIA,
                                                   INTERNATIONAL, INC.     PMC, INC.   POLAROID CORP.     LIMITED
                                                  ------------------------------------------------------------------
ASSETS

TOTAL CASH                                                     189,620            -                 -             -

NET RECEIVABLES - THIRD PARTY                                    5,075            -                 -             -
NET RECEIVABLES - INTERCOMPANY                                 244,712            -           850,299             -
NET INVENTORIES                                                      -            -                 -             -
TOTAL PREPAID EXPENSES                                          24,828            -                 -             -

                                                  ------------------------------------------------------------------
TOTAL CURRENT ASSETS                                           464,235            -           850,299             -
                                                  ------------------------------------------------------------------

NET FIXED ASSETS                                                24,264            -                 -             -
TOTAL OTHER NON-CURRENT ASSETS                                       -            -                 -             -

                                                  ------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                        24,264            -                 -             -

                                                  ------------------------------------------------------------------
TOTAL ASSETS                                                   488,499            -           850,299             -
                                                  ==================================================================

LIABILITIES
POST-PETITION NOTES                                                  -            -                 -             -
POST-PETITION PAYABLES - THIRD PARTY                             5,060            -                 -             -
POST-PETITION PAYABLES - INTERCOMPANY                          100,825            -                 -             -
TOTAL POST-PETITION ACCRUALS                                    68,528            -                 -             -

                                                  ------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                        174,413            -                 -             -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                          -            -                 -             -

TOTAL PREPETITION  LIABILITIES                                 264,086    1,225,666                 -    10,216,564

                                                  ------------------------------------------------------------------
TOTAL LIABILITIES                                              438,499    1,225,666                 -    10,216,564

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                          50,000   (1,225,666)          850,299   (10,216,564)

                                                  ------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                         488,499            -           850,299             -
                                                  ==================================================================

                                                   POLAROID EYEWEAR   POLAROID DRY
                                                     FAR EAST INC.     IMAGING LLC
                                                  --------------------------------
ASSETS

TOTAL CASH                                                      -              -

NET RECEIVABLES - THIRD PARTY                                   -              -
NET RECEIVABLES - INTERCOMPANY                                  -              -
NET INVENTORIES                                                 -              -
TOTAL PREPAID EXPENSES                                          -              -

                                                  --------------------------------
TOTAL CURRENT ASSETS                                            -              -
                                                  --------------------------------

NET FIXED ASSETS                                                -              -
TOTAL OTHER NON-CURRENT ASSETS                                  -              -

                                                  --------------------------------
TOTAL NON-CURRENT ASSETS                                        -              -

                                                  --------------------------------
TOTAL ASSETS                                                    -              -
                                                  ================================

LIABILITIES
POST-PETITION NOTES                                             -              -
POST-PETITION PAYABLES - THIRD PARTY                            -              -
POST-PETITION PAYABLES - INTERCOMPANY                           -              -
TOTAL POST-PETITION ACCRUALS                                    -              -

                                                  --------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                         -              -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                     -              -

TOTAL PREPETITION  LIABILITIES                                  -              -

                                                  --------------------------------
TOTAL LIABILITIES                                               -              -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                          -              -

                                                  --------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                          -              -
                                                  ================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF FINANCIAL POSITION
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                     POLAROID
                                                      ONLINE
                                                   SERVICES, INC.      SUBTOTAL      US ADJUSTMENTS   ELIMINATIONS         TOTAL
                                                  ---------------------------------------------------------------------------------
ASSETS

TOTAL CASH                                                    -       115,032,881                -              -      115,032,881

NET RECEIVABLES - THIRD PARTY                                 -       116,135,303                -              -      116,135,303
NET RECEIVABLES - INTERCOMPANY                                -       147,239,959                -    (75,266,205)      71,973,754
NET INVENTORIES                                               -       140,739,729                -       (792,554)     139,947,175
TOTAL PREPAID EXPENSES                                        -         2,709,239                -        600,742        3,309,981

                                                  ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                          -       521,857,112                -    (75,458,017)     446,399,095
                                                  ---------------------------------------------------------------------------------

NET FIXED ASSETS                                              -       266,991,557                -              -      266,991,557
TOTAL OTHER NON-CURRENT ASSETS                                -       174,492,001      (83,124,924)      (150,000)      91,217,077

                                                  ---------------------------------------------------------------------------------
TOTAL NON-CURRENT ASSETS                                      -       441,483,558      (83,124,924)      (150,000)     358,208,634

                                                  ---------------------------------------------------------------------------------
TOTAL ASSETS                                                  -       963,340,670      (83,124,924)   (75,608,017)     804,607,729
                                                  =================================================================================

LIABILITIES
POST-PETITION NOTES                                           -        24,634,749                -              -       24,634,749
POST-PETITION PAYABLES - THIRD PARTY                          -        31,378,971                -              -       31,378,971
POST-PETITION PAYABLES - INTERCOMPANY                         -        45,998,173           92,118    (32,756,773)      13,333,518
TOTAL POST-PETITION ACCRUALS                                  -        39,995,656          (92,118)        46,000       39,949,538

                                                  ---------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                       -       142,007,548                -    (32,710,773)     109,296,775

TOTAL POST-PETITION NON-CURRENT LIABILITIES                   -             8,639                -              -            8,639

TOTAL PREPETITION  LIABILITIES                                -     1,320,333,506                -    (42,155,675)   1,278,177,831

                                                  ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                             -     1,462,349,693                -    (74,866,448)   1,387,483,245

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                        -      (499,009,023)     (83,124,924)      (741,569)    (582,875,516)

                                                  ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                        -       963,340,670      (83,124,924)   (75,608,017)     804,607,729
                                                  =================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                      POLAROID      POLAROID LATIN   POLAROID ASIA                      POLAROID
                                                    CORPORATION      AMERICA CORP.    PACIFIC LTD.   INNER CITY, INC. EYEWEAR, INC.
                                                  ----------------------------------------------------------------------------------
CURRENT LIABILITIES
 Pre-Petition Notes:
    Bank Notes                                       277,094,088                 -               -                  -             -
    Non-Interest Overdrafts                                    -                 -               -                  -             -
    Current Long-Term Debt                           573,900,990                 -               -                  -             -
                                                  ----------------------------------------------------------------------------------
PRE-PETITION NOTES                                   850,995,078                 -               -                  -             -

Pre-Petition Payables
   Trade Accounts Payable                             65,679,622           779,786               -             80,735             -
   Interco Payables-US to Foreign                     75,351,488                 -           6,248                  -     2,830,751
   Interco Payables-Foreign to US                              -         3,805,263               -                  -             -
   Interco Payables-Domestic Subs                      1,746,751                 -       1,269,607         12,686,674     5,566,255
   Interco Payables-Foreign Subs                               -        22,482,608               -                  -             -
                                                  ----------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                          142,777,861        27,067,656       1,275,855         12,767,409     8,397,006

Pre-Petition Accruals:
   Reserve Restructuring                              15,362,502                 -               -                  -             -
   Accrued Payroll & Related Expenses                  9,175,384                 -          64,705                  -             -
   Accrued Tax & Gov't Accounts                                -                 -               -                  -             -
   Accrued Income Taxes                                  (17,456)                -               -                  -             -
   Deferred Income Tax - Current                               -                 -               -                  -             -
   Accrued Warranty                                      609,386                 -               -                  -             -
   Other Accrued Liabilities                          77,993,786                 -               -                  -             -
   Post-Retirement Medical                             1,101,687                 -               -                  -             -
   Post-Employment Benefits                            4,500,000                 -               -                  -             -
   Other Accrued Taxes                                11,380,611                 -               -                  -             -
                                                  ----------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                          120,105,900                 -          64,705                  -             -

                                                  ----------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES             1,113,878,839        27,067,656       1,340,560         12,767,409     8,397,006
                                                  ----------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                     -                 -               -                  -             -
   Post-Employment Benefits                           43,381,165                 -               -                  -             -
   Long-Term Debt                                              -                 -               -                  -             -
   Deferred Taxes                                     13,691,782                 -               -                  -             -
   Other                                              85,954,860                 -               -                  -             -
                                                  ----------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES           143,027,807                 -               -                  -             -

                                                  ----------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     1,256,906,646        27,067,656       1,340,560         12,767,409     8,397,006
                                                  ==================================================================================

                                                   POLAROID DIGITAL    POLAROID ID
                                                    SOLUTIONS, INC.   SYSTEMS, INC.
                                                  ---------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                   -               -
   Non-Interest Overdrafts                                      -               -
   Current Long-Term Debt                                       -               -
                                                  ---------------------------------
PRE-PETITION NOTES                                              -               -

Pre-Petition Payables
   Trade Accounts Payable                                       -         703,612
   Interco Payables-US to Foreign                               -               -
   Interco Payables-Foreign to US                               -               -
   Interco Payables-Domestic Subs                               -               -
   Interco Payables-Foreign Subs                                -               -
                                                  ---------------------------------
TOTAL PRE-PETITION PAYABLES                                     -         703,612

Pre-Petition Accruals:
   Reserve Restructuring                                        -               -
   Accrued Payroll & Related Expenses                           -               -
   Accrued Tax & Gov't Accounts                                 -               -
   Accrued Income Taxes                                         -         211,154
   Deferred Income Tax - Current                                -               -
   Accrued Warranty                                             -               -
   Other Accrued Liabilities                                    -         789,935
   Post-Retirement Medical                                      -               -
   Post-Employment Benefits                                     -               -
   Other Accrued Taxes                                          -               -
                                                  ---------------------------------
TOTAL PRE-PETITION ACCRUALS                                     -       1,001,089

                                                  ---------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                          -       1,704,701
                                                  ---------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                      -               -
   Post-Employment Benefits                                     -               -
   Long-Term Debt                                               -               -
   Deferred Taxes                                               -               -
   Other                                                        -               -
                                                  ---------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -               -

                                                  ---------------------------------
TOTAL PRE-PETITION LIABILITIES                                  -       1,704,701
                                                  =================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                                                                                         POLAROID
                                                      POLAROID         SUB DEBT            PRD              PRD          MEMORIAL
                                                   MALAYSIA, LTD.   PARTNERS CORP.   INVESTMENT, INC.   CAPITAL, INC.    DRIVE LLC
                                                  --------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                   -               -                  -               -            -
   Non-Interest Overdrafts                                      -               -                  -               -            -
   Current Long-Term Debt                                       -               -                  -               -            -
                                                  --------------------------------------------------------------------------------
PRE-PETITION NOTES                                              -               -                  -               -            -

Pre-Petition Payables
   Trade Accounts Payable                                       -               -                  -               -            -
   Interco Payables-US to Foreign                               -               -                  -               -            -
   Interco Payables-Foreign to US                               -               -                  -               -            -
   Interco Payables-Domestic Subs                               -               -                294             806            -
   Interco Payables-Foreign Subs                          169,684               -                  -               -            -
                                                  --------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                               169,684               -                294             806            -

Pre-Petition Accruals:
   Reserve Restructuring                                        -               -                  -               -            -
   Accrued Payroll & Related Expenses                           -               -                  -               -            -
   Accrued Tax & Gov't Accounts                                 -               -                  -               -            -
   Accrued Income Taxes                                   196,701               -                  -               -            -
   Deferred Income Tax - Current                                -               -                  -               -            -
   Accrued Warranty                                           413               -                  -               -            -
   Other Accrued Liabilities                               71,734             673                  -               -            -
   Post-Retirement Medical                                      -               -                  -               -            -
   Post-Employment Benefits                                     -               -                  -               -            -
   Other Accrued Taxes                                          -               -                  -               -            -
                                                  --------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                               268,848             673                  -               -            -

                                                  --------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                    438,532             673                294             806            -
                                                  --------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                      -               -                  -               -            -
   Post-Employment Benefits                                     -               -                  -               -            -
   Long-Term Debt                                               -               -                  -               -            -
   Deferred Taxes                                               -               -                  -               -            -
   Other                                                        -               -                  -               -            -
                                                  --------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                      -               -                  -               -            -

                                                  --------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                            438,532             673                294             806            -
                                                  ================================================================================

                                                    POLAROID
                                                  PARTNERS, INC.   POLINT, INC.
                                                  ------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                  -              -
   Non-Interest Overdrafts                                     -              -
   Current Long-Term Debt                                      -              -
                                                  ------------------------------
PRE-PETITION NOTES                                             -              -

Pre-Petition Payables
   Trade Accounts Payable                                      -              -
   Interco Payables-US to Foreign                              -              -
   Interco Payables-Foreign to US                              -              -
   Interco Payables-Domestic Subs                            950          1,957
   Interco Payables-Foreign Subs                               -              -
                                                  ------------------------------
TOTAL PRE-PETITION PAYABLES                                  950          1,957

Pre-Petition Accruals:
   Reserve Restructuring                                       -              -
   Accrued Payroll & Related Expenses                          -              -
   Accrued Tax & Gov't Accounts                                -              -
   Accrued Income Taxes                                        -              -
   Deferred Income Tax - Current                               -              -
   Accrued Warranty                                            -              -
   Other Accrued Liabilities                                   -              -
   Post-Retirement Medical                                     -              -
   Post-Employment Benefits                                    -              -
   Other Accrued Taxes                                         -              -
                                                  ------------------------------
TOTAL PRE-PETITION ACCRUALS                                    -              -

                                                  ------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                       950          1,957
                                                  ------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                     -              -
   Post-Employment Benefits                                    -              -
   Long-Term Debt                                              -              -
   Deferred Taxes                                              -              -
   Other                                                       -              -
                                                  ------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                     -              -

                                                  ------------------------------
TOTAL PRE-PETITION LIABILITIES                               950          1,957
                                                  ==============================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                      POLAROD ASIA
                                                        PACIFIC                       INTERNATIONAL   MAG MEDIA,  POLAROID EYEWEAR
                                                   INTERNATIONAL, INC.   PMC, INC.   POLAROID CORP.     LIMITED      FAR EAST INC.
                                                  ---------------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                        -           -                -            -                 -
   Non-Interest Overdrafts                                           -           -                -            -                 -
   Current Long-Term Debt                                            -           -                -            -                 -
                                                  ---------------------------------------------------------------------------------
PRE-PETITION NOTES                                                   -           -                -            -                 -

Pre-Petition Payables
   Trade Accounts Payable                                            -           -                -            -                 -
   Interco Payables-US to Foreign                                7,572           -                -            -                 -
   Interco Payables-Foreign to US                                    -           -                -            -                 -
   Interco Payables-Domestic Subs                              232,739   1,225,438                -   10,216,564                 -
   Interco Payables-Foreign Subs                                     -           -                -            -                 -
                                                  ---------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                    240,311   1,225,438                -   10,216,564                 -

Pre-Petition Accruals:
   Reserve Restructuring                                             -           -                -            -                 -
   Accrued Payroll & Related Expenses                            8,848           -                -            -                 -
   Accrued Tax & Gov't Accounts                                      -           -                -            -                 -
   Accrued Income Taxes                                              -         228                -            -                 -
   Deferred Income Tax - Current                                     -           -                -            -                 -
   Accrued Warranty                                                  -           -                -            -                 -
   Other Accrued Liabilities                                    14,927           -                -            -                 -
   Post-Retirement Medical                                           -           -                -            -                 -
   Post-Employment Benefits                                          -           -                -            -                 -
   Other Accrued Taxes                                               -           -                -            -                 -
                                                  ---------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                     23,775         228                -            -                 -

                                                  ---------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                         264,086   1,225,666                -   10,216,564                 -
                                                  ---------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                           -           -                -            -                 -
   Post-Employment Benefits                                          -           -                -            -                 -
   Long-Term Debt                                                    -           -                -            -                 -
   Deferred Taxes                                                    -           -                -            -                 -
   Other                                                             -           -                -            -                 -
                                                  ---------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                           -           -                -            -                 -

                                                  ---------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                 264,086   1,225,666                -   10,216,564                 -
                                                  =================================================================================

                                                                       POLAROID
                                                   POLAROID DRY         ONLINE
                                                    IMAGING LLC      SERVICES, INC.
                                                  ----------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                                 -                  -
   Non-Interest Overdrafts                                    -                  -
   Current Long-Term Debt                                     -                  -
                                                  ----------------------------------
PRE-PETITION NOTES                                            -                  -

Pre-Petition Payables
   Trade Accounts Payable                                     -                  -
   Interco Payables-US to Foreign                             -                  -
   Interco Payables-Foreign to US                             -                  -
   Interco Payables-Domestic Subs                             -                  -
   Interco Payables-Foreign Subs                              -                  -
                                                  ----------------------------------
TOTAL PRE-PETITION PAYABLES                                   -                  -

Pre-Petition Accruals:
   Reserve Restructuring                                      -                  -
   Accrued Payroll & Related Expenses                         -                  -
   Accrued Tax & Gov't Accounts                               -                  -
   Accrued Income Taxes                                       -                  -
   Deferred Income Tax - Current                              -                  -
   Accrued Warranty                                           -                  -
   Other Accrued Liabilities                                  -                  -
   Post-Retirement Medical                                    -                  -
   Post-Employment Benefits                                   -                  -
   Other Accrued Taxes                                        -                  -
                                                  ----------------------------------
TOTAL PRE-PETITION ACCRUALS                                   -                  -

                                                  ----------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                        -                  -
                                                  ----------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                    -                  -
   Post-Employment Benefits                                   -                  -
   Long-Term Debt                                             -                  -
   Deferred Taxes                                             -                  -
   Other                                                      -                  -
                                                  ----------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                    -                  -

                                                  ----------------------------------
TOTAL PRE-PETITION LIABILITIES                                -                  -
                                                  ==================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
SCHEDULE OF PRE-PETITION LIABILITIES
AS OF DECEMBER 31, 2001
(IN U.S. $'S)

                                                      SUBTOTAL        US ADJUSTMENTS        ELIMINATIONS            TOTAL
                                                  ----------------------------------------------------------------------------
CURRENT LIABILITIES
Pre-Petition Notes:
   Bank Notes                                        277,094,088                 -                    -           277,094,088
   Non-Interest Overdrafts                                     -                 -                    -                     -
   Current Long-Term Debt                            573,900,990                 -                    -           573,900,990
                                                  ----------------------------------------------------------------------------
PRE-PETITION NOTES                                   850,995,078                 -                    -           850,995,078

Pre-Petition Payables
   Trade Accounts Payable                             67,243,754                 -                    -            67,243,754
   Interco Payables-US to Foreign                     78,196,059                 -           (5,448,637)           72,747,422
   Interco Payables-Foreign to US                      3,805,263                 -           (3,805,263)                   (0)
   Interco Payables-Domestic Subs                     32,948,035                 -          (32,948,035)                   (0)
   Interco Payables-Foreign Subs                      22,652,292                 -                    -            22,652,292
                                                  ----------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                          204,845,403                 -          (42,201,935)          162,643,468

Pre-Petition Accruals:
   Reserve Restructuring                              15,362,502                 -                    -            15,362,502
   Accrued Payroll & Related Expenses                  9,248,937                 -                    -             9,248,937
   Accrued Tax & Gov't Accounts                                -                 -                    -                     -
   Accrued Income Taxes                                  390,627                 -                    -               390,627
   Deferred Income Tax - Current                               -                 -                    -                     -
   Accrued Warranty                                      609,799                 -                    -               609,799
   Other Accrued Liabilities                          78,871,055                 -               46,260            78,917,315
   Post-Retirement Medical                             1,101,687                 -                    -             1,101,687
   Post-Employment Benefits                            4,500,000                 -                    -             4,500,000
   Other Accrued Taxes                                11,380,611                 -                    -            11,380,611
                                                  ----------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                          121,465,218                 -               46,260           121,511,478

                                                  ----------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES             1,177,305,699                 -          (42,155,675)        1,135,150,024
                                                  ----------------------------------------------------------------------------

NON-CURRENT LIABILITIES
Pre-Petition Non-Current Liabilities:
   Post-Retirement Medical                                     -                 -                    -                     -
   Post-Employment Benefits                           43,381,165                 -                    -            43,381,165
   Long-Term Debt                                              -                 -                    -                     -
   Deferred Taxes                                     13,691,782                 -                    -            13,691,782
   Other                                              85,954,860                 -                    -            85,954,860
                                                  ----------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES           143,027,807                 -                    -           143,027,807

                                                  ----------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                     1,320,333,506                 -          (42,155,675)        1,278,177,831
                                                  ============================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31, 2001
(IN U.S. $ THOUSANDS)

                                                               POLAROID        POLAROID LATIN     POLAROID ASIA
                                                              CORPORATION       AMERICA CORP.      PACIFIC LTD.    INNER CITY, INC.
                                                             -----------------------------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)                                            (112,309)             (1,734)              (31)                 (5)
Depreciation of property, plant and equipment                      19,053                  71
(Increase) / decrease in receivables                              (67,695)              3,631               (75)
(Increase) / decrease in inventories                               73,342               1,318
Increase / (decrease) in prepetition payables and accruals          4,619                 630                72                  81
(Increase) / decrease in prepaids and other assets                  3,273                 399                (3)
Increase / (decrease) in payables and accruals                    103,596              (3,831)              102                (536)
Increase / (decrease) in compensation and benefits                (51,668)                (68)              (65)
Increase / (decrease) in federal, state and foreign income
  taxes                                                                 -
Gain on the sale of real estate                                    (2,313)
Other non-cash items                                               70,700                  (7)                                  461

                                                             -----------------------------------------------------------------------
Net cash provided / (used) by operating activities                 40,598                 409                 -                   1

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets                              30,568                 (35)
Additions to property, plant and equipment                         (2,710)                 (8)
Proceeds from the sales of property, plant and equipment           56,237

                                                             -----------------------------------------------------------------------
Net cash provided / (used) by investing activities                 84,095                 (43)                -                   -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days                                        24,635
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments                                                       (70,059)
Return of Capital to Polaroid Corporation

                                                             -----------------------------------------------------------------------
Net cash provided / (used) by financing activities                (45,424)                  -                 -                   -

Effect of exchange rate changes on cash                            (1,365)

Net increase / (decrease) in cash and cash equivalents             77,904                 366                 -                   1

Cash and cash equivalents at beginning of period                   34,188                 778                15                   9

Cash and cash equivalents at end of period                        112,092               1,144                15                  10

                                                               POLAROID         POLAROID DIGITAL     POLAROID ID       POLAROID
                                                             EYEWEAR, INC.       SOLUTIONS, INC.    SYSTEMS, INC.    MALAYSIA, LTD.
                                                            ------------------------------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)                                                 (601)                    -             2,334              119
Depreciation of property, plant and equipment                                                 36             1,228                1
(Increase) / decrease in receivables                                   221                   141           (27,840)            (250)
(Increase) / decrease in inventories                                                          (3)            1,703
Increase / (decrease) in prepetition payables and accruals             (58)                                   (877)             366
(Increase) / decrease in prepaids and other assets                                                             213                2
Increase / (decrease) in payables and accruals                         438                    79               661               63
Increase / (decrease) in compensation and benefits                                          (104)                                (3)
Increase / (decrease) in federal, state and foreign income
  taxes                                                                                                                        (183)
Gain on the sale of real estate
Other non-cash items                                                                                        24,222

                                                            ------------------------------------------------------------------------
Net cash provided / (used) by operating activities                       -                   149             1,644              115

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets
Additions to property, plant and equipment                                                    (7)             (351)
Proceeds from the sales of property, plant and equipment

                                                            ------------------------------------------------------------------------
Net cash provided / (used) by investing activities                       -                    (7)             (351)               -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments
Return of Capital to Polaroid Corporation                                                   (600)

                                                            ------------------------------------------------------------------------
Net cash provided / (used) by financing activities                       -                  (600)                -                -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                   -                  (458)            1,293              115

Cash and cash equivalents at beginning of period                                             557                18               57

Cash and cash equivalents at end of period                                                    99             1,311              172

                                                                SUB DEBT               PRD
                                                              PARTNERS CORP.     INVESTMENT, INC.
                                                            ----------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)
Depreciation of property, plant and equipment
(Increase) / decrease in receivables                                                           (1)
(Increase) / decrease in inventories
Increase / (decrease) in prepetition payables and accruals
(Increase) / decrease in prepaids and other assets
Increase / (decrease) in payables and accruals
Increase / (decrease) in compensation and benefits
Increase / (decrease) in federal, state and foreign income
  taxes
Gain on the sale of real estate
Other non-cash items

                                                            ----------------------------------------
Net cash provided / (used) by operating activities                        -                    (1)

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets
Additions to property, plant and equipment
Proceeds from the sales of property, plant and equipment

                                                            ----------------------------------------
Net cash provided / (used) by investing activities                        -                     -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments
Return of Capital to Polaroid Corporation

                                                            ----------------------------------------
Net cash provided / (used) by financing activities                        -                     -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                    -                    (1)

Cash and cash equivalents at beginning of period                          -                     1

Cash and cash equivalents at end of period                                -                     -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31,2001
(IN U.S. $ THOUSANDS)

                                                                  PRD         POLAROID MEMORIAL      POLAROID
                                                              CAPITAL, INC.       DRIVE LLC       PARTNERS, INC.   POLINT, INC.
                                                            --------------------------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)
Depreciation of property, plant and equipment
(Increase) / decrease in receivables                                     (1)
(Increase) / decrease in inventories
Increase / (decrease) in prepetition payables and accruals
(Increase) / decrease in prepaids and other assets
Increase / (decrease) in payables and accruals
Increase / (decrease) in compensation and benefits
Increase / (decrease) in federal, state and foreign income
  taxes
Gain on the sale of real estate
Other non-cash items

                                                            --------------------------------------------------------------------
Net cash provided / (used) by operating activities                       (1)                -                -              -

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets
Additions to property, plant and equipment
Proceeds from the sales of property, plant and equipment

                                                            --------------------------------------------------------------------
Net cash provided / (used) by investing activities                        -                 -                -              -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments
Return of Capital to Polaroid Corporation

                                                            --------------------------------------------------------------------
Net cash provided / (used) by financing activities                        -                 -                -              -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                   (1)                -                -              -

Cash and cash equivalents at beginning of period                          1                 -                -              -

Cash and cash equivalents at end of period                                -                 -                -              -

                                                               POLAROID ASIA
                                                                  PACIFIC                      INTERNATIONAL     MAG MEDIA
                                                            INTERNATIONAL, INC.    PMC, INC.   POLAROID CORP.     LIMITED
                                                            --------------------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)                                                     -
Depreciation of property, plant and equipment                             1
(Increase) / decrease in receivables                                   (173)
(Increase) / decrease in inventories
Increase / (decrease) in prepetition payables and accruals               16
(Increase) / decrease in prepaids and other assets                       62
Increase / (decrease) in payables and accruals                          161
Increase / (decrease) in compensation and benefits                      (76)
Increase / (decrease) in federal, state and foreign income
  taxes
Gain on the sale of real estate
Other non-cash items                                                      1

                                                            --------------------------------------------------------------
Net cash provided / (used) by operating activities                       (8)             -                -            -

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets
Additions to property, plant and equipment
Proceeds from the sales of property, plant and equipment

                                                            --------------------------------------------------------------
Net cash provided / (used) by investing activities                        -              -                -            -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments
Return of Capital to Polaroid Corporation

                                                            --------------------------------------------------------------
Net cash provided / (used) by financing activities                        -              -                -            -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                   (8)             -                -            -

Cash and cash equivalents at beginning of period                        198              -                -            -

Cash and cash equivalents at end of period                              190              -                -            -

                                                                                                            POLAROID
                                                               POLAROID EYEWEAR         POLAROID DRY         ONLINE
                                                                  FAR EAST INC.          IMAGING LLC      SERVICES, INC.
                                                            ------------------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------
Net earnings / (loss)
Depreciation of property, plant and equipment
(Increase) / decrease in receivables
(Increase) / decrease in inventories
Increase / (decrease) in prepetition payables and accruals
(Increase) / decrease in prepaids and other assets
Increase / (decrease) in payables and accruals
Increase / (decrease) in compensation and benefits
Increase / (decrease) in federal, state and foreign income
  taxes
Gain on the sale of real estate
Other non-cash items

                                                            -----------------------------------------------------------
Net cash provided / (used) by operating activities                          -                  -                   -

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets
Additions to property, plant and equipment
Proceeds from the sales of property, plant and equipment

                                                            -----------------------------------------------------------
Net cash provided / (used) by investing activities                          -                  -                   -

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days or less
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds
   Payments
Return of Capital to Polaroid Corporation

                                                            -----------------------------------------------------------
Net cash provided / (used) by financing activities                          -                  -                   -

Effect of exchange rate changes on cash

Net increase / (decrease) in cash and cash equivalents                      -                  -                   -

Cash and cash equivalents at beginning of period                            -                  -                   -

Cash and cash equivalents at end of period                                  -                  -                   -

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM OCTOBER 12, 2001 THROUGH DECEMBER 31,2001
(IN U.S. $ THOUSANDS)

                                                                 SUBTOTAL        ELIMINATIONS           TOTAL
                                                            ---------------------------------------------------
Cash flows from operating activities
----------------------------------------------------------

Net earnings / (loss)                                            (112,227)              1,075         (111,152)
Depreciation of property, plant and equipment                      20,390                 517           20,907
(Increase) / decrease in receivables                              (92,042)             58,434          (33,608)
(Increase) / decrease in inventories                               76,360                (280)          76,080
Increase / (decrease) in prepetition payables and accruals          4,849              (4,691)             158
(Increase) / decrease in prepaids and other assets                  3,946                (332)           3,614
Increase / (decrease) in payables and accruals                    100,733             (31,468)          69,265
Increase / (decrease) in compensation and benefits                (51,984)                506          (51,478)
Increase / (decrease) in federal, state and foreign income
  taxes                                                              (183)                240               57
Gain on the sale of real estate                                    (2,313)                              (2,313)
Other non-cash items                                               95,377                (638)          94,739
                                                                        -
                                                            ---------------------------------------------------
Net cash provided / (used) by operating activities                 42,906              23,363           66,269

Cash flows from investing activities
----------------------------------------------------------

(Increase) / decrease in other assets                              30,533             (24,841)           5,692
Additions to property, plant and equipment                         (3,076)                  -           (3,076)
Proceeds from the sales of property, plant and equipment           56,237                               56,426
                                                                        -
                                                            ---------------------------------------------------
Net cash provided / (used) by investing activities                 83,694              83,293           59,042

Cash flows from financing activities
----------------------------------------------------------

Net increase / (decrease) in post-petition short-term debt
  having maturities 90 days                                        24,635                   -           24,635
Pre-petition short-term debt having maturities of more
  than 90 days:
   Proceeds                                                             -             (16,753)         (16,753)
   Payments                                                                           (53,306)         (53,306)
Return of Capital to Polaroid Corporation                            (600)                600                -

                                                            ---------------------------------------------------
Net cash provided / (used) by financing activities                 24,035             (69,459)         (45,424)

Effect of exchange rate changes on cash                            (1,365)                  -           (1,365)

Net increase / (decrease) in cash and cash equivalents             79,211                 689           78,522

Cash and cash equivalents at beginning of period                   35,822                 689           36,511

Cash and cash equivalents at end of period                        115,033                   -          115,033

                              POLAROID CORPORATION
            STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS - PER BANKS
                      PERIOD DECEMBER 3 - DECEMBER 31, 2001
                                  (in U.S. $'s)

                                                                         Beg Bank
Account Name                                        Account #            Balance               Receipts              Disbursements
------------                                        ---------            --------              --------              -------------
WACHOVIA
          General Disbursement                         7505458        $    174,371.08       $    200,000.00         $    252,161.00
          Travel & Expense (old system)                7509825        $          0.00
          Tax Disbursement                             7511882        $          0.00       $     62,699.63         $     62,699.63
          Lockbox                                      15907247       $    363,883.00       $     70,277.28         $          0.00
FLEET
          Patent                                       83049217       $     20,480.28       $          0.00         $        978.00
          Concentration                                32590001       $  2,909,646.00       $ 77,786,605.62         $ 84,900,469.62
          Concentration Overnite Sweep                9427756246      $ 21,821,487.03       $635,693,750.49         $620,776,492.48
          Vinnet Disbursement (T & E)                  80069410       $          0.00       $    529,960.51         $    529,960.51
          Maine Check Disbursement                     80216871       $          0.00       $ 14,566,870.54         $ 14,566,870.54
          Lockbox                                     9429125472      $  1,608,578.73       $ 52,384,145.61         $ 47,973,347.89
          Payroll                                      80133971       $  1,495,840.36       $ 54,610,036.67         $ 50,680,898.35
          Customer Care                                77132000       $     15,000.00       $    550,900.44         $    550,900.44
          Company Store                                 15172         $      5,000.00       $    130,603.00         $    130,603.00
          Merchant Account                             86181309       $      1,000.00       $     72,912.25         $     72,912.25
          Merchant Account                             54274314       $      1,000.00       $     13,039.11         $     13,039.11
          Dealer Refund (Cust. Serv.rebate checks)    2994-0004                             $          0.00         $          0.00
          Inner City                                    Closed

CITIZENS                                              1130426359      $     48,096.00       $      3,287.67         $          0.00
BANKONE
          Concentration                                5256666        $    859,591.03       $  2,936,648.46         $  2,144,995.12
          Lockbox                                      5183928        $          0.00       $          0.00         $          0.00
PITTSBURG NATIONAL BANK
          Lockbox                                      11035209       $          0.00       $          0.00         $          0.00
BANK OF AMERICA
          Lockbox                                     180105585       $          0.00       $          0.00         $          0.00

DREYFUS
          Money Market Fund                           981023427       $          0.00       $          0.00         $          0.00
CHASE
          Investment - Treasury MM Fund               904821250       $ 30,011,149.99       $     35,691.63         $          0.00

STATE STREET
          Polaroid Stock Liquidity Fund                    YVy9       $    210,899.55       $    105,763.93         $    105,692.80

NATIONAL CITY
          Polaroid ID Systems - General Disb          301485382       $    668,334.99       $          0.00         $          0.00
          Polaroid ID Systems - Payroll              20000001002      $    174,298.91       $          0.00         $          0.00
NATIONAL BANK OF DETROIT
          Polaroid Digital Solutions                 895000050818     $    366,633.54       $          0.00         $          0.00

                                                                      ---------------       ---------------         ---------------
          TOTALS                                                      $ 60,755,290.49       $839,753,192.84         $822,762,020.74

DEUTSCHE BANK OF MALAYSIA
          Polaroid Malaysia Limited                    80275000       $    151,358.34       $          0.00         $      1,602.61
MAYBANK
          Polaroid Malaysia Limited                  14301310580      $     70,772.74       $    147,419.44         $     25,604.76

DEUTSCHE BANK - HONG KONG BRANCH
          Polaroid Asia Pacific International Inc      97543000       $    179,989.95       $     90,758.94         $     61,099.47
DEUTSCHE BANK NEW DELHI BRANCH
          Polaroid Asia Pacific International Inc
          India Liaison Office                        1507276009      $     13,696.03       $          0.00         $     30,515.94

SUNTRUST BANK, MIAMI
          Polaroid Latin America                     45007335387      $    233,859.35       $  2,360,680.21         $  1,026,794.22

POPULAR DE PUERTO RICO
          Polaroid Puerto Rico                         2402893        $  1,111,002.37       $  2,569,881.51         $    118,165.23

DEUTSCHE BANK
          Polaroid Corp acct                                          $ 18,231,000.00       $  2,570,000.00         $    923,000.00

ABN AMRO
          Polaroid Corp acct                                          $    473,000.00       $  4,000,000.00         $          0.00

                                                                      ---------------       ---------------         ---------------
                                                                      $ 81,219,969.27       $851,491,932.94         $824,948,802.97
                                                                      ===============       ===============         ===============

                                                                             Other
                                                          Bank               Reconciling         End Bank             Deposits
Account Name                                              Transfers          Items               Balance              in Transits
------------                                              ---------          -----------         --------
WACHOVIA
          General Disbursement                                            $       (0.86)       $    122,209.22
          Travel & Expense (old system)                                                        $          0.00
          Tax Disbursement                                                                     $          0.00
          Lockbox                                                                              $    434,160.28
FLEET
          Patent                                                          $       (0.28) 1     $     19,502.00
          Concentration                                 $ 5,725,000.00    $     (315.00)       $  1,520,467.00
          Concentration Overnite Sweep                                                         $ 36,738,745.04
          Vinnet Disbursement (T & E)                                                          $          0.00
          Maine Check Disbursement                                                             $          0.00
          Lockbox                                                                              $  6,019,376.45
          Payroll                                                                              $  5,424,978.68
          Customer Care                                                                        $     15,000.00
          Company Store                                                                        $      5,000.00
          Merchant Account                                                                     $      1,000.00
          Merchant Account                                                                     $      1,000.00
          Dealer Refund (Cust. Serv.rebate checks                         $    8,658.86 3      $      8,658.86
          Inner City

CITIZENS                                                                  $2,424,718.63 1      $  2,476,102.30
BANKONE
          Concentration                                                                        $  1,651,244.37
          Lockbox                                       $         0.00                         $          0.00
PITTSBURG NATIONAL BANK
          Lockbox                                       $         0.00                         $          0.00
BANK OF AMERICA
          Lockbox                                       $         0.00                         $          0.00

DREYFUS
          Money Market Fund                             $         0.00                         $          0.00
CHASE
          Investment - Treasury MM Fund                 $         0.00                         $ 30,046,841.62

STATE STREET
          Polaroid Stock Liquidity Fund                                                        $    210,970.68

NATIONAL CITY
          Polaroid ID Systems - General Disb                              $ (668,334.99) 2     $          0.00
          Polaroid ID Systems - Payroll                                   $ (174,298.91) 2     $          0.00
NATIONAL BANK OF DETROIT
          Polaroid Digital Solutions                                      $ (366,633.54) 2     $          0.00

                                                      ----------------    -------------        ---------------
          TOTALS                                        $ 5,725,000.00    $1,223,793.91        $ 84,695,256.50

DEUTSCHE BANK OF MALAYSIA
          Polaroid Malaysia Limited                    -$   123,684.21                         $     26,071.52
MAYBANK
          Polaroid Malaysia Limited                    -$    26,315.79                         $    166,271.63

DEUTSCHE BANK - HONG KONG BRANCH
          Polaroid Asia Pacific International Inc      -$    34,008.88                         $    175,640.54
DEUTSCHE BANK NEW DELHI BRANCH
          Polaroid Asia Pacific International Inc
          India Liaison Office                          $    34,008.88   -$    3,084.16        $     14,104.81

SUNTRUST BANK, MIAMI
          Polaroid Latin America                       -$ 1,975,000.00    $  954,000.00 1      $    546,745.34

POPULAR DE PUERTO RICO
          Polaroid Puerto Rico                         -$ 3,600,000.00    $  200,000.00        $    162,718.65

DEUTSCHE BANK
          Polaroid Corp acct                            $ 4,269,000.00    $1,221,000.00        $ 25,368,000.00

ABN AMRO
          Polaroid Corp acct                           -$ 4,269,000.00   -$   61,000.00        $    143,000.00

                                                        --------------    -------------        ---------------
                                                        $         0.00    $3,534,709.75        $111,297,808.99
                                                        ==============    =============        ===============

Book to Bank Reconciling Differences                                                           $  3,735,072.01
                                                                                               ---------------
Book Balance at 12/31/01                                                                       $115,032,881.00
                                                                                               ===============

                  1 Beginning balance adjustments in December
                  2 Business sold in December
                  3 Omitted in November submission (couldn't locate statement)

[JPMORGANCHASE LOGO]

JPMORGAN CHASE BANK                              OVERNIGHT INVESTMENT STATEMENT
-------------------------------------------------------------------------------

CURRENT PERIOD ACTIVITY                                                                                    IN US DOLLARS

POLAROID CORPORATION DIP                   INVESTMENT VEHICLE:    JPMC COMMERCIAL PAPER                    AIP
DENNIS O'LEARY                                        TRIGGER:                   100.00
POLAROID CORPORATION DIP                    INITIAL INCREMENT:                     1.00      PAGE NUMBER:          2
265 MAIN STREET W3-3                    SUBSEQUENT INCREMENTS:                     1.00         MONTH OF:  DECEMBER, 2001
WALTHAM MA 02451                                          CAP:            30,050,000.00

ACCOUNT NUMBER: 904-821250

                                                                                             INVESTMENTS
                                                                    ------------------------------------------------------------
                                                                                      ADJUSTED                        ADJUSTED
                                   BACKVALUE         ADJUSTED       INVESTMENT       INVESTMENT    INVESTMENT        INVESTMENT
       DATE           BALANCE      ADJUSTMENTS        BALANCE         AMOUNT           AMOUNT       INTEREST          INTEREST
--------------------------------------------------------------------------------------------------------------------------------
      12/01        30,011,149.99          0.00    30,011,149.99     20,000,000       20,000,000        783.33            783.33
      12/02        30,011,149.99          0.00    30,011,149.99     20,000,000       20,000,000        783.33            783.33
      12/03        30,011,149.99      2,349.99    30,013,499.98     20,000,000       20,000,000        777.78            777.78
      12/04        30,014,277.76          0.00    30,014,277.76     30,014,177       30,014,177      1,067.17          1,067.17
      12/05        30,015,344.93          0.00    30,015,344.93     30,015,244       30,015,244      1,033.86          1,033.86
      12/06        30,022,989.72          0.00    30,022,989.72     30,022,889       30,022,889      1,017.44          1,017.44
      12/07        30,024,007.16          0.00    30,024,007.16     30,023,907       30,023,907      1,059.18          1,059.18
      12/08        30,024,007.16          0.00    30,024,007.16     30,023,907       30,023,907      1,059.18          1,059.18
      12/09        30,024,007.16          0.00    30,024,007.16     30,023,907       30,023,907      1,059.18          1,059.18
      12/10        30,027,184.70          0.00    30,027,184.70     30,027,084       30,027,084      1,042.61          1,042.61
      12/11        30,028,227.31          0.00    30,028,227.31     30,028,127       30,028,127        959.23            959.23
      12/12        30,029,186.54          0.00    30,029,186.54     30,029,086       30,029,086        967.60            967.60
      12/13        30,030,154.14          0.00    30,030,154.14     30,030,054       30,030,054      1,009.34          1,009.34
      12/14        30,031,163.48          0.00    30,031,163.48     30,031,063       30,031,063      1,026.06          1,026.06
      12/15        30,031,163.48          0.00    30,031,163.48     30,031,063       30,031,063      1,026.06          1,026.06
      12/16        30,031,163.48          0.00    30,031,163.48     30,031,063       30,031,063      1,026.06          1,026.06
      12/17        30,034,241.66          0.00    30,034,241.66     30,034,141       30,034,141      1,067.88          1,067.88
      12/18        30,035,309.54          0.00    30,035,309.54     30,035,209       30,035,209        884.37            884.37
      12/19        30,036,193.91          0.00    30,036,193.91     30,036,093       30,036,093        884.40            884.40
      12/20        30,037,078.31          0.00    30,037,078.31     30,036,978       30,036,978        951.17            951.17
      12/21        30,038,029.48          0.00    30,038,029.48     30,037,929       30,037,929        942.86            942.86
      12/22        30,038,029.48          0.00    30,038,029.48     30,037,929       30,037,929        942.86            942.86
      12/23        30,038,029.48          0.00    30,038,029.48     30,037,929       30,037,929        942.86            942.86
      12/24        30,040,858.06          0.00    30,040,858.06     30,040,758       30,040,758        859.50            859.50
      12/25        30,040,858.06          0.00    30,040,858.06     30,040,758       30,040,758        859.50            859.50
      12/26        30,042,577.06          0.00    30,042,577.06     30,042,477       30,042,477      1,034.80          1,034.80
      12/27        30,043,611.86          0.00    30,043,611.86     30,043,511       30,043,511      1,001.45          1,001.45
      12/28        30,044,613.31          0.00    30,044,613.31     30,044,513       30,044,513        742.77            742.77
      12/29        30,044,613.31          0.00    30,044,613.31     30,044,513       30,044,513        742.77            742.77
      12/30        30,044,613.31          0.00    30,044,613.31     30,044,513       30,044,513        742.77            742.77
      12/31        30,046,841.62          0.00    30,046,841.62     30,046,741       30,046,741        726.13            726.13

                                                                                                    ---------         ---------
TOTALS:                                                                                             29,023.50         29,023.50

                                   OVERDRAFTS
                       ----------------------------------
                                               ADJUSTED           EARNINGS/
                       OVERDRAFT              OVERDRAFT           OVERDRAFT
      DATE              INTEREST               INTEREST              RATE
----------------------------------------------------------------------------
      12/01                 0.00                   0.00              1.4100%
      12/02                 0.00                   0.00              1.4100%
      12/03                 0.00                   0.00              1.4000%
      12/04                 0.00                   0.00              1.2800%
      12/05                 0.00                   0.00              1.2400%
      12/06                 0.00                   0.00              1.2200%
      12/07                 0.00                   0.00              1.2700%
      12/08                 0.00                   0.00              1.2700%
      12/09                 0.00                   0.00              1.2700%
      12/10                 0.00                   0.00              1.2500%
      12/11                 0.00                   0.00              1.1500%
      12/12                 0.00                   0.00              1.1600%
      12/13                 0.00                   0.00              1.2100%
      12/14                 0.00                   0.00              1.2300%
      12/15                 0.00                   0.00              1.2300%
      12/16                 0.00                   0.00              1.2300%
      12/17                 0.00                   0.00              1.2800%
      12/18                 0.00                   0.00              1.0600%
      12/19                 0.00                   0.00              1.0600%
      12/20                 0.00                   0.00              1.1400%
      12/21                 0.00                   0.00              1.1300%
      12/22                 0.00                   0.00              1.1300%
      12/23                 0.00                   0.00              1.1300%
      12/24                 0.00                   0.00              1.0300%
      12/25                 0.00                   0.00              1.0300%
      12/26                 0.00                   0.00              1.2400%
      12/27                 0.00                   0.00              1.2000%
      12/28                 0.00                   0.00              0.8900%
      12/29                 0.00                   0.00              0.8900%
      12/30                 0.00                   0.00              0.8900%
      12/31                 0.00                   0.00              0.8700%

                            ----                   ----
TOTALS:                     0.00                   0.00

                  POLAROID CORPORATION AND DEBTOR SUBSIDIARIES
                          TOTAL TRADE RECEIVABLES AGING
                             AS OF DECEMBER 31, 2001

-------------------------------------------------------------------------------------------------------------------------------
($000)                                                                                         TRADE RECEIVABLES
                                                  -----------------------------------------------------------------------------
                                                                        1 - 60         61 - 90     GREATER THAN 90
                                                         TOTAL           DAYS            DAYS           DAYS          TOTAL
COUNTRY                                                 CURRENT        PAST DUE        PAST DUE       PAST DUE        TRADE
-------------------------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                             107,786,791     10,532,000         61,000      4,587,000     122,966,791
     Inner City                                            33,700              -              -              -          33,700
     Polaroid Latin America Corporation                 2,807,208      1,014,005         90,722        173,005       4,084,940
     Polaroid Digital Solutions, Inc.                     169,514        108,091         14,418         40,606         332,629
     Polaroid ID Systems, Inc.                            584,063        286,750         79,304        114,122       1,064,239
     Polaroid Malaysia Limited                            277,043         27,808          3,079          1,405         309,335
                                                                                                                             -
     Polaroid Eyewear, Inc.                                     -              -              -              -               -
     PRD Capital, Inc.                                          -              -              -              -               -
     PRD Investment, Inc.                                       -              -              -              -               -
     International Polaroid Corporation                         -              -              -              -               -
     Mag-Media Ltd.                                             -              -              -              -               -
     PMC, Inc.                                                  -              -              -              -               -
     Polaroid Asia Pacific International, Inc.                  -              -              -              -               -
     Polaroid Dry Imaging, LLC                                  -              -              -              -               -
     Polaroid Eyewear FarEast, Inc.                             -              -              -              -               -
     Polaroid Memorial Drive, LLC                               -              -              -              -               -
     Sub Debt Partners Corp.                                    -              -              -              -               -
     Polaroid Online Services, Inc.                             -              -              -              -               -
     Polaroid Partners, Inc.                                    -              -              -              -               -
     Polint, Inc.                                               -              -              -              -               -
     Polaroid Asia Pacific Limited                              -              -              -              -               -

                                          TOTALS:     111,658,319     11,968,654        248,523      4,916,138     128,791,634
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
($000)                                                  TRADE RECEIVABLES
                                                  ------------------------------
                                                       LESS           LESS               NET                        TOTAL NET
                                                       DOUBT          CASH              TRADE                      RECEIVABLES-
COUNTRY                                                ACCTS.         DISC           RECEIVABLES       MISC        THIRD PARTY
---------------------------------------------------------------------------------------------------------------------------------
AMERICAS

     Polaroid Corporation                            11,835,879      2,679,899       108,451,013    1,342,740        109,793,753
     Inner City                                          16,514              -            17,186            -             17,186
     Polaroid Latin America Corporation                 201,952        384,030         3,498,958      700,630          4,199,588
     Polaroid Digital Solutions, Inc.                         -              -           332,629            -            332,629
     Polaroid ID Systems, Inc.                                -                        1,064,239      439,814          1,504,053
     Polaroid Malaysia Limited                           26,316                          283,019            -            283,019
                                                                                               -            -                  -
     Polaroid Eyewear, Inc.                                   -              -                 -            -                  -
     PRD Capital, Inc.                                        -              -                 -            -                  -
     PRD Investment, Inc.                                     -              -                 -            -                  -
     International Polaroid Corporation                       -              -                 -            -                  -
     Mag-Media Ltd.                                           -              -                 -            -                  -
     PMC, Inc.                                                -              -                 -            -                  -
     Polaroid Asia Pacific International, Inc.                -              -                 -        5,075              5,075
     Polaroid Dry Imaging, LLC                                -              -                 -            -                  -
     Polaroid Eyewear FarEast, Inc.                           -              -                 -            -                  -
     Polaroid Memorial Drive, LLC                             -              -                 -            -                  -
     Sub Debt Partners Corp.                                  -              -                 -            -                  -
     Polaroid Online Services, Inc.                           -              -                 -            -                  -
     Polaroid Partners, Inc.                                  -              -                 -            -                  -
     Polint, Inc.                                             -              -                 -            -                  -
     Polaroid Asia Pacific Limited                            -              -                 -            -                  -

                                          TOTALS:    12,080,661      3,063,929       113,647,044    2,488,259        116,135,303
---------------------------------------------------------------------------------------------------------------------------------

POLAROID CORPORATION
PAYROLL TAXES
FOR THE PERIOD OCT 12, 2001 THRU DEC 31, 2001

PAYROLL DATE              ACCRUED           PAID         DUE/(OVERPAID)
------------              -------           ----         --------------
Nov Begin Bal                                                                    $  0.00
           10/25/01    $2,284,812.18    $2,285,107.11          $(294.93)
            11/8/01    $2,290,259.06    $2,289,456.66          $ 802.40
           11/20/01    $2,046,188.47    $2,046,188.47          $   0.00
Nov End Bal                                                                      $507.47

           12/13/01    $2,554,787.00    $2,554,787.00          $   0.00
           12/20/01    $2,114,870.45    $2,114,870.45          $   0.00
           12/28/01    $    8,998.03    $    8,998.03          $   0.00

Dec End Bal                                                                      $507.47

Polaroid Corporatin Confidential                02/21/02                  Page 1

POLAROID CORPORATION
STATEMENT OF OPERATIONS AND TAXES
FOR THE PERIOD 12/1/01 - 12/31/01
(IN U.S.$'S)

DEBTOR NAME:                                     POLAROID CORPORATION
CASE NO:                                               01-10864
(IN U.S. $'S)

ACCOUNT                               BEGINNING    AMOUNT      PAYMENTS/       ENDING
DESCRIPTION                            BALANCE    INCURRED     DEPOSITS       BALANCE
--------------------------------------------------------------------------------------
INCOME TAXES
PAYABLE (Acct. #
21610003)                                   0       (36544)       (36544)          0
FRANCHISE TAXES
PAYABLE (Acct. #
21380202)                                   0        (4899)        (4899)          0

PERSONAL PROPERTY
TAXES PAYABLE
(Acct. # 21380201)                          0          (66)          (66)          0
SALES TAXES
PAYABLE (Acct. #
213801XX)                                   0       (19341)       (19341)          0

In re- Polaroid Asia Pacific International, Inc.          Case No. 01-10878
                      Debtor                              Reporting Period: December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                                  BEGINNING        AMOUNT                                            ENDING
                                                     TAX        WITHHELD OR       AMOUNT      DATE     CHECK NO.      TAX
FEDERAL                                           LIABILITY       ACCRUED          PAID       PAID      OR EFT     LIABILITY
----------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other
                                                  ---------     -----------      --------                          ---------
   Total Federal Taxes
                                                  ---------     -----------      --------                          ---------

STATE AND LOCAL

Withholding - India                                1,876.22       1,842.79       1,876.22                           1,842.79
Sales
Excise
Unemployment
Real Property
Personal Property
Other: Personal HK income tax for Greg Ellery      4,440.00      (1,163.00)      3,277.00
                                                  ---------     -----------      --------                          ---------
   Total State and Local                           6,316.22         679.79       5,153.22                           1,842.79
                                                  ---------     -----------      --------                          ---------

TOTAL TAXES                                        6,316.22         679.79       5,153.22                           1,842.79
                                                  =========     ===========      ========                          =========

In re: Polaroid Asia Pacific Limited             Case No. 01-10866
                  DEBTOR                         Reporting Period: December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                     BEGINNING          AMOUNT                                                ENDING
                                        TAX           WITHHELD OR        AMOUNT         DATE     CHECK NO.      TAX
FEDERAL                              LIABILITY          ACCRUED           PAID          PAID      OR EFT     LIABILITY
-----------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
      -----------------
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
PRC INDIVIDUAL INCOME TAX - CS KO        -               6,132.82       6,132.82         -             -           -
   Total State and Local
TOTAL TAXES

In re: Polaroid Digital Solutions, Inc.          Case No. 01-10868
               Debtor                            Reporting Period: December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                BEGINNING         AMOUNT                                                               ENDING
                                   TAX          WITHHELD OR         AMOUNT            DATE          CHECK NO.           TAX
FEDERAL                         LIABILITY         ACCRUED            PAID             PAID           OR EFT          LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
Withholding                         0             84,720.35        84,720.35                                              0
FICA-Employee                       0             14,251.50        14,251.50                                              0
FICA-Employer                       0             14,251.41        14,251.41                                              0
Unemployment                        0                 49.16            49.16                                              0
Income                              0                     0                0                                              0
Other:                              0                     0                0                                              0
      -----------------
   Total Federal Taxes              0            113,272.42       113,272.42                                              0

STATE AND LOCAL

Withholding                                       13,013.26        13,013.26                                              0
Sales                                                     0                0                                              0
Excise                                                    0                0                                              0
Unemployment                                         195.36           195.36                                              0
Real Property                                             0                0                                              0
Personal Property                                  1,903.36         1,903.36                                              0
Other:Single Business Tax                           7320.00          7320.00                                              0
   Total State and Local                          22,431.98        22,431.98                                              0
TOTAL TAXES                                      135,704.40       135,704.40                                              0

In re: Polaroid ID Systems, Inc.                Case No.:  01-10870
                   Debtor                       Reporting Period:  December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                BEGINNING          AMOUNT                                                          ENDING
                                   TAX           WITHHELD OR         AMOUNT           DATE         CHECK NO.         TAX
FEDERAL                         LIABILITY          ACCRUED            PAID            PAID          OR EFT        LIABILITY
----------------------------------------------------------------------------------------------------------------------------
Withholding                         $0.00        $29,161.00       $29,161.00                                          $0.00
FICA-Employee                       $0.00        $14,698.00       $14,698.00                                          $0.00
FICA-Employer                       $0.00        $14,698.00       $14,698.00                                          $0.00
Unemployment                        $0.00            $10.00           $10.00                                          $0.00
Income                              $0.00                                                                             $0.00
Other:
      -----------------
   Total Federal Taxes              $0.00        $58,567.00       $58,567.00                                          $0.00

STATE AND LOCAL

Withholding                         $0.00        $ 8,189.00       $ 8,189.00                                          $0.00
Sales
Excise
Unemployment                        $0.00        $   211.00       $   211.00                                          $0.00
Real Property
Personal Property
Other:
      -----------------
   Total State and Local            $0.00        $ 8,400.00       $ 8,400.00                                          $0.00
TOTAL TAXES                         $0.00        $66,967.00       $66,967.00                                          $0.00

In re Polaroid Malaysia Limited                 Case No. 01-10871
                  Debtor                        Reporting Period:  December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                 BEGINNING         AMOUNT                                                                  ENDING
                                    TAX         WITHHELD OR         AMOUNT              DATE             CHECK NO.           TAX
FEDERAL                          LIABILITY        ACCRUED            PAID               PAID              OR EFT          LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
      -----------------
   Total Federal Taxes

STATE AND LOCAL

Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:__ Income ____________                         30,639         18,064                                                  12,575
   Total State and Local
TOTAL TAXES

* Payment represented 1/4 share of 2001 Provisional Income Tax

In re: Polaroid Latin America Corporation        Case No.  01-10867
                Debtor                           Reporting Period: December 2001

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

                                          BEGINNING         AMOUNT                                                   ENDING
                                             TAX          WITHHELD OR          AMOUNT       DATE    CHECK NO.         TAX
FEDERAL                                   LIABILITY         ACCRUED             PAID        PAID     OR EFT        LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
Withholding                                    0.00
FICA-Employee  (21410652)                      0.00          3,130.16         3,130.16                                  0.00
FICA-Employer  (21410314)                      0.00          3,130.16         3,130.16                                  0.00
Unemployment   (21410316)                      0.00              0.00             0.00                                  0.00
Income                                         0.00
Other:                                         0.00
      -----------------
   Total Federal Taxes                         0.00          6,260.32         6,260.32                                  0.00

STATE AND LOCAL

Withholding  (21410655)                        0.00          4,234.87         1,449.00                              2,785.87
Sales                                          0.00
Excise  (21380203)                         6,524.88         37,848.77         6,524.88                             37,848.77
Unemployment   (21410317)                      0.00              0.00             0.00                                  0.00
Real Property                                  0.00
Personal Property (21380201)               1,600.00          1,600.00             0.00                              3,200.00
Other: 7% Withholding  (21380157)             30.11             30.11            30.11                                 30.11
   Total State and Local                   8,154.99         43,713.75         8,003.99                             43,864.75
                                                                                                                   ---------

TOTAL TAXES                                8,154.99         49,974.07        14,264.31                             43,864.75
                                                                                                                   =========

                                    EXHIBIT B
                                    ---------

                    Monthly Operating Reports Service Parties



Neal D. Goldman                          Robert Scheibe, Esq.
Polaroid Corporation                     Morgan, Lewis & Bockius LLP
784 Memorial Drive                       101 Park Avenue
Cambridge, MA 02139                      New York, NY 10178
BY OVERNIGHT COURIER                     BY OVERNIGHT COURIER

Mark Kenney, Esq.                        William H. Sudell, Jr., Esq.
Office of the U.S. Trustee               Morris Nichols, Arsht & Tunnell
844 King Street                          1201 North Market Street
Wilmington, DE  19899                    Wilmington, DE 19899
BY HAND-DELIVERY                         BY HAND-DELIVERY

Brendan Linehan Shannon, Esq.            Scott D. Cousins, Esq.
Young Conaway Stargatt & Taylor LLP      Scott Salerni, Esq.
The Brandywine Building, 17th Floor      Greenberg Traurig, LLP
1000 West Street                         The Brandywine Building
P.O. Box 391                             1000 West Street, Suite 1540
Wilmington, DE 19899                     Wilmington, DE 19801
BY HAND-DELIVERY                         BY HAND-DELIVERY

David H. Botter, Esq.                    Alfred A. Gray, Jr., Esq.
Frederick Hodara, Esq.                   Greenberg Traurig, LLP
Akin, Gump, Strauss, Hauer               One International Place
  & Feld, L.L.P.                         Third Floor
590 Madison Avenue                       Boston, MA 02110
New York, NY 10022                       BY OVERNIGHT COURIER
BY OVERNIGHT COURIER

John Fouhey, Esq.
Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
BY OVERNIGHT COURIER